UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14(c) of
the Securities Exchange Act of 1934
Check the appropriate box:
☐	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☒	Definitive Information Statement
CAL-MAINE FOODS, INC.
(Name of Registrant As Specified In Its Charter)
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CAL-MAINE FOODS, INC.
1052 Highland Colony Pkwy, Suite 200
Ridgeland, MS 39157
(601) 948-6813
NOTICE OF ACTION BY WRITTEN CONSENT
AND INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY
Dear Stockholder:
This notice of action by written consent and the accompanying information statement (the “Information Statement”) are being furnished by the Board of Directors (the “Board”) of Cal-Maine Foods, Inc., a Delaware corporation (“Cal-Maine,” the “Company,” “we,” “us” or “our”), to the holders of record as of February 25, 2025 of the outstanding shares of Cal-Maine Class A common stock, $0.01 par value per share (the “Class A Shares”), and Cal-Maine common stock, $0.01 par value per share (the “Common Shares” and together with the Class A Shares, the “Company Shares”), pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended.
The purpose of this notice of action by written consent and Information Statement is to inform Cal-Maine’s stockholders that on February 25, 2025, DLNL, LLC, a Delaware limited liability company (“Daughters’ LLC”), holder of the majority of the voting power of the issued and outstanding Company Shares, including all of the issued and outstanding Class A Shares, acted by majority written consent (the “Majority Written Consent”) in lieu of a meeting of stockholders in accordance with Section 228 of the Delaware General Corporation Law (the “DGCL”) to approve the Company’s Third Amended and Restated Certificate of Incorporation, in the form attached hereto as Annex A (the “Restated Charter”). No further approval or action of the stockholders of the Company is required to adopt the Restated Charter. Cal-Maine is not soliciting your consent or proxy in connection with the Restated Charter, and no consents or proxies are requested from stockholders. The Board has also adopted an amendment and restatement of the Company’s Bylaws (the “Restated Bylaws”), to be effective upon the effectiveness of the Restated Charter. No stockholder vote is required to approve the Restated Bylaws.
The Board approved the Restated Charter and Restated Bylaws as part of an update of the Company’s corporate governance practices to provide the Company with stability of governance and management following a potential change in its status as a “controlled company” under the rules of The Nasdaq Stock Market, as described below. The Company has been controlled by members of the family of the Company’s founder, Fred R. Adams, Jr., since its founding in 1957 and since it became a public company in 1996. Today, that voting control is held by Daughters’ LLC, which is owned by five members of Mr. Adams’ family (the “Members”): Adolphus B. Baker (Mr. Adams’ son-in-law) and Mr. Adams’ four daughters (including Mr. Baker’s spouse). Mr. Baker is the Company’s Board Chair and former CEO. He also serves as the sole managing member of Daughters’ LLC.
Daughters’ LLC controls a majority of the voting power of the issued and outstanding Company Shares because of its ownership of all the Company’s issued and outstanding Class A Shares. The Class A Shares, generally, have ten votes per share and are convertible on a share-for-share basis into Common Shares at any time at the option of the holder. The Class A Shares automatically convert into Common Shares under certain circumstances, including upon transfer to persons other than “immediate family members” or certain “permitted transferees” (as defined in the Company’s current charter).
The Members have informed the Board that they are potentially interested in diversifying their respective financial portfolios (the “Potential Portfolio Diversification”), including through the potential sale of all or a portion of the Common Shares underlying the Class A Shares held by Daughters’ LLC, as most of them have become more focused on their individual estate planning efforts and philanthropic endeavors. The Potential Portfolio Diversification could result in Daughters’ LLC ceasing to have majority voting control of the Company, which in turn would result in the Company losing its controlled company status. The Members indicated that they were willing to work with the Company towards achieving a smooth transition. In addition, as requested by the Board, Mr. Baker plans to continue to serve as Board Chair at least until the Company’s 2027 annual meeting of stockholders.

In light of the potential loss of controlled company status, a Special Committee of the Board directed senior management and the Company’s advisors to, among other things, update the Company’s current charter and bylaws to include certain provisions, often found in the certificates of incorporation and bylaws of other Delaware public companies, that could safeguard the Company against an opportunistic hostile takeover attempt in order to protect and optimize value for the Company’s stockholders.
As a result of that initiative, on February 25, 2025, the Company entered into an Agreement Regarding Conversion (the “Conversion Agreement”) with Daughters’ LLC and each of the Members. The Conversion Agreement provides for the adoption of the Restated Charter and the Restated Bylaws, both of which will become effective when the Restated Charter is filed with the Secretary of State of the State of Delaware (the “Delaware Secretary of State”). In addition, the Company granted the Members certain registration rights in order to facilitate a sale of Common Shares (including those underlying the Class A Shares) should the Members decide to sell their Common Shares in a public offering. Daughters’ LLC has agreed that it will not convert any Class A Shares until the Restated Charter becomes effective. The Conversion Agreement does not require Daughters’ LLC to convert its Class A Shares. However, if Daughters’ LLC does convert those shares, it must convert all of them at once. Furthermore, until Daughters’ LLC converts its Class A Shares, the Members are not entitled to exercise their registration rights.
The Restated Charter provides for the following changes, among others, to the current charter:
•
Authorizes the Company to issue up to 10,000,000 shares of preferred stock, $0.01 par value per share (the “Preferred Stock”), and authorizes the Board to determine the terms of the Preferred Stock, without stockholder approval;

•	Divides the Board into three classes of directors serving three-year staggered terms;
•
Provides that directors may be removed by the stockholders only for cause by the affirmative vote of the holders of at least a majority of the voting power of all then outstanding shares of capital stock of the Company entitled to vote generally in the election of directors, voting together as a single class;

•	Eliminates cumulative voting in director elections;
•	Provides that stockholders may not act by written consent or call special meetings of stockholders;
•
Provides that the Company’s bylaws may be amended only by the Board or by the affirmative vote of the holders of at least 66 2∕3% of the voting power of all then outstanding shares of capital stock of the Company entitled to vote generally in the election of directors, voting together as a single class;

•
Provides that the Company’s certificate of incorporation may be amended only by the affirmative vote of the holders of at least 66 2∕3% of the voting power of all then outstanding shares of capital stock of the Company entitled to vote generally in the election of directors, voting together as a single class; and

•
Requires that unless a majority of the Board, acting on behalf of the Company, consents in writing to the selection of an alternative forum, (i) the Court of Chancery of the State of Delaware (or in certain circumstances another court in Delaware) will be the exclusive forum for certain actions brought on behalf of the Company or against the Company or any of its directors, officers or employees, and (ii) the federal district courts of the United States of America will be the exclusive forum for the resolution of any action asserting a cause of action arising under the Securities Act of 1933, as amended.

The Restated Charter will become effective upon its filing with the Delaware Secretary of State, which will be no earlier than the 20th calendar day following the mailing of this Information Statement. Pursuant to Section 242(c) of the DGCL, the Board reserves the right to abandon the Restated Charter before it is filed with the Delaware Secretary of State. Accordingly, there can be no assurance as to whether the Restated Charter will become effective.
PLEASE NOTE THAT DAUGHTERS’ LLC HAS VOTED BY MAJORITY WRITTEN CONSENT TO APPROVE AND ADOPT THE RESTATED CHARTER, AND SUCH VOTE IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT UNDER THE DGCL FOR THE APPROVAL OF AMENDMENTS TO THE CURRENT CHARTER. CONSEQUENTLY, NO ADDITIONAL STOCKHOLDER VOTE WILL BE NEEDED TO APPROVE THE RESTATED CHARTER.

The Information Statement accompanying this letter provides you with more specific information concerning the Restated Charter. We encourage you to read the Information Statement in its entirety, including Annex A and the other documents to which we refer you in the Information Statement.

Sincerely,

Max P. Bowman
Chief Financial Officer, Secretary and Director

The Information Statement is dated March 7, 2025 and is first being mailed to our stockholders on or about March 7, 2025.

CAL-MAINE FOODS, INC.
1052 Highland Colony Pkwy, Suite 200
Ridgeland, MS 39157
(601) 948-6813

INFORMATION STATEMENT
March 7, 2025
This information statement (the “Information Statement”) is being furnished by the Board of Directors (the “Board”) of Cal-Maine Foods, Inc., a Delaware corporation (“Cal-Maine,” the “Company,” “we,” “us” or “our”), to the holders of record as of February 25, 2025 of the outstanding shares of Cal-Maine Class A common stock, $0.01 par value per share (the “Class A Shares”), and Cal-Maine common stock, $0.01 par value per share (the “Common Shares” and together with the Class A Shares, the “Company Shares”).
The purpose of this Information Statement is to inform is to inform Cal-Maine’s stockholders that on February 25, 2025, DLNL, LLC, a Delaware limited liability company (“Daughters’ LLC”), holder of the majority of the voting power of the issued and outstanding Company Shares, including all of the issued and outstanding Class A Shares, acted by majority written consent in lieu of a meeting of stockholders in accordance with Section 228 of the Delaware General Corporation Law (the “DGCL”) to approve the Company’s Third Amended and Restated Certificate of Incorporation, in the form attached hereto as Annex A (the “Restated Charter”). No further approval or action of the stockholders of the Company is required to adopt the Restated Charter. Cal-Maine is not soliciting your consent or proxy in connection with the Restated Charter, and no consents or proxies are requested from stockholders. The Board has also adopted an amendment and restatement of the Company’s Bylaws (the “Restated Bylaws”), to be effective upon the effectiveness of the Restated Charter. No stockholder vote is required to approve the Restated Bylaws.
The Board approved the Restated Charter and Restated Bylaws as part of an update of the Company’s corporate governance practices to provide the Company with stability of governance and management following a potential change in its status as a “controlled company” under the rules of The Nasdaq Stock Market, as described below. The Company has been controlled by members of the family of the Company’s founder, Fred R. Adams, Jr., since its founding in 1957 and since it became a public company in 1996. Today, that voting control is held by Daughters’ LLC, which is owned by five members of Mr. Adams’ family (the “Members”): Adolphus B. Baker (Mr. Adams’ son-in-law) and Mr. Adams’ four daughters (including Mr. Baker’s spouse). Mr. Baker is the Company’s Board Chair and former CEO. He also serves as the sole managing member of Daughters’ LLC.
Daughters’ LLC controls a majority of the voting power of the issued and outstanding Company Shares because of its ownership of all the Company’s issued and outstanding Class A Shares. The Class A Shares, generally, have ten votes per share and are convertible on a share-for-share basis into Common Shares at any time at the option of the holder. The Class A Shares automatically convert into Common Shares under certain circumstances, including upon transfer to persons other than “immediate family members” or certain “permitted transferees” (as defined in the Company’s current charter).
The Members have informed the Board that they are potentially interested in diversifying their respective financial portfolios (the “Potential Portfolio Diversification”), including through the potential sale of all or a portion of the Common Shares underlying the Class A Shares held by Daughters’ LLC, as most of them have become more focused on their individual estate planning efforts and philanthropic endeavors. The Potential Portfolio Diversification could result in Daughters’ LLC ceasing to have majority voting control of the Company, which in turn would result in the Company losing its controlled company status. The Members indicated that they were willing to work with the Company towards achieving a smooth transition. In addition, as requested by the Board, Mr. Baker plans to continue to serve as Board Chair at least until the Company’s 2027 annual meeting of stockholders.
In light of the potential loss of controlled company status, a Special Committee of the Board directed senior management and the Company’s advisors to, among other things, update the Company’s current charter and bylaws to include certain provisions, often found in the certificates of incorporation and bylaws of other Delaware public companies, that could safeguard the Company against an opportunistic hostile takeover attempt in order to protect and optimize value for the Company’s stockholders.
As a result of that initiative, on February 25, 2025, the Company entered into an Agreement Regarding Conversion (the “Conversion Agreement”) with Daughters’ LLC and each of the Members. The Conversion Agreement provides for the adoption of the Restated Charter and the Restated Bylaws, both of which will become effective when the Restated Charter is filed with the Secretary of State of the State of Delaware (the “Delaware Secretary of State”). In addition, the Company granted the Members certain registration rights in order to facilitate a sale of Common Shares (including those underlying the Class A Shares) should the Members decide to sell their Common Shares in a public offering. Daughters’ LLC has agreed that it will not convert any Class A Shares until the Restated Charter becomes effective. The Conversion Agreement does not require Daughters’ LLC to convert its Class A Shares. However, if Daughters’ LLC does convert those shares, it must convert all of them at once. Furthermore, until Daughters’ LLC converts its Class A Shares, the Members are not entitled to exercise their registration rights.
The Restated Charter provides for the following changes, among others, to the current charter:
•
Authorizes the Company to issue up to 10,000,000 shares of preferred stock, $0.01 par value per share (the “Preferred Stock”), and authorizes the Board to determine the terms of the Preferred Stock, without stockholder approval;

•	Divides the Board into three classes of directors serving three-year staggered terms;
•
Provides that directors may be removed by the stockholders only for cause by the affirmative vote of the holders of at least a majority of the voting power of all then outstanding shares of capital stock of the Company entitled to vote generally in the election of directors, voting together as a single class;

•	Eliminates cumulative voting in director elections;
•	Provides that stockholders may not act by written consent or call special meetings of stockholders;
•
Provides that the Company’s bylaws may be amended only by the Board or by the affirmative vote of the holders of at least 66 2∕3% of the voting power of all then outstanding shares of capital stock of the Company entitled to vote generally in the election of directors, voting together as a single class;

•
Provides that the Company’s certificate of incorporation may be amended only by the affirmative vote of the holders of at least 66 2∕3% of the voting power of all then outstanding shares of capital stock of the Company entitled to vote generally in the election of directors, voting together as a single class; and

•
Requires that unless a majority of the Board, acting on behalf of the Company, consents in writing to the selection of an alternative forum, (i) the Court of Chancery of the State of Delaware (or in certain circumstances another court in Delaware) will be the exclusive forum for certain actions brought on behalf of the Company or against the Company or any of its directors, officers or employees, and (ii) the federal district courts of the United States of America will be the exclusive forum for the resolution of any action asserting a cause of action arising under the Securities Act of 1933, as amended.

The Restated Charter will become effective upon its filing with the Delaware Secretary of State, which will be no earlier than the 20th calendar day following the mailing of this Information Statement. Pursuant to Section 242(c) of the DGCL, the Board reserves the right to abandon the Restated Charter before it is filed with the Delaware Secretary of State. Accordingly, there can be no assurance as to whether the Restated Charter will become effective.
This Information Statement provides you with more specific information concerning the Restated Charter. We encourage you to read the Information Statement in its entirety, including Annex A and the other documents to which we refer you in the Information Statement.
WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

i

SUMMARY
This summary highlights selected information in this Information Statement and may not contain all of the information about the Restated Charter that is important to you. You should carefully read this Information Statement in its entirety, including Annex A and the other documents to which we refer you in the Information Statement, for a more complete understanding of the Restated Charter. You may obtain, without charge, copies of documents incorporated by reference into this Information Statement by following the instructions under the section of this Information Statement titled “Where You Can Find More Information.”
Approval of the Restated Charter
On February 25, 2025 (the “Record Date”), the Board approved the Conversion Agreement, which provides for the approval and adoption of the Restated Charter. Also on the Record Date, Daughters’ LLC delivered to Cal-Maine the Majority Written Consent approving the Restated Charter in connection with the execution and delivery of the Conversion Agreement. As of the Record Date, Daughters’ LLC, as a record holder, held the majority of the voting power of the issued and outstanding Company Shares, including all of the Class A Shares.
Accordingly, approval of the Restated Charter was effected in accordance with the DGCL, and no further approval of Cal-Maine stockholders is required to approve the Restated Charter. As a result, Cal-Maine has not solicited and will not be soliciting your vote for approval of the Restated Charter and does not intend to call a meeting of stockholders for purposes of voting on approval of the Restated Charter.
For more information, see the section of this Information Statement titled “Approval of the Restated Charter.”
The Restated Charter
The Restated Charter provides for the changes to the Company's Second Amended and Restated Certificate of Incorporation, as amended (the “Current Charter”) summarized on the first two pages of this Information Statement. For more information, including the background and reasons for the Restated Charter, see the sections of this Information Statement titled “The Restated Charter” and “Description of Capital Stock.”
The Conversion Agreement
On February 25, 2025, the Company entered into the Conversion Agreement with Daughters’ LLC and its Members, who are Adolphus B. Baker, Cal-Maine's Board Chair, Mr. Baker’s spouse and her three sisters. Mr. Baker’s spouse and her three sisters are the four daughters of Fred R. Adams, Jr., the founder of the Company, who passed away on March 29, 2020. Daughters’ LLC is the record holder of the majority of the voting power of the issued and outstanding Company Shares, including all of the issued and outstanding Class A Shares. The Conversion Agreement was entered into in connection with the Potential Portfolio Diversification, which could result in Daughters’ LLC ceasing to control a majority of the voting power of the issued and outstanding Company Shares and the Company ceasing to be a “controlled company” pursuant to the rules of The Nasdaq Stock Market. We refer to the Daughters' LLC and its Members collectively as the “Stockholder Parties” and each as a “Stockholder Party.”
The Conversion Agreement provides for the following:
•
The approval by the Board, and approval by Daughters’ LLC by majority written consent, of the Restated Charter, to be effective upon filing with the Delaware Secretary of State (the “Restated Charter Effective Date”);

•	The approval by the Board of the Restated Bylaws, which include provisions that align with the Restated Charter, to become effective on the Restated Charter Effective Date;
•	The agreement by the Stockholder Parties not to convert any Class A Shares into Common Shares prior to the Restated Charter Effective Date;
•
The agreement by the Stockholder Parties that if Daughters’ LLC converts any Class A Shares into Common Shares, it will simultaneously convert all (but not less than all) Class A Shares into Common Shares (the “Class A Conversion”);

•
After the effective date of the Class A Conversion (the “Class A Conversion Date”), and ending on the 12-month anniversary of the Class A Conversion Date (or, if earlier, December 31, 2026), certain registration rights of the Members to offer or sell Common Shares in a registered offering under the Securities Act of 1933, as amended (the “Securities Act”); and

•
The adoption by the Stockholder Parties of an amended and restated limited liability company operating agreement of Daughters’ LLC, which provides for certain changes to permit Daughters’ LLC to take the actions provided for in the Conversion Agreement.

The Conversion Agreement also provides that, prior to the expiration of the registration rights, each Stockholder Party agrees (i) to cause all Common Shares and Class A Shares held by such Stockholder Party (or over which such Stockholder Party has voting discretion or control as of the applicable record date) to be present either in person or by proxy for quorum purposes at any stockholders meeting at which directors of the Company are elected, and (ii) to vote, or cause to be voted, such Common Shares and Class A Shares held by it, or over which such Stockholder Party has voting discretion or control, in favor of not less than three independent directors.
The Conversion Agreement, including the documents contemplated by that agreement, are referred to collectively as the “Transactions.”
The Transactions do not require any Stockholder Party to convert Class A Shares into Common Shares nor to sell any Common Shares. As noted above, the registration rights provided to the Members pursuant to the Conversion Agreement expire on the 12-month anniversary of the Class A Conversion Date (or, if earlier, December 31, 2026).
For more information, see the section of this Information Statement titled “The Conversion Agreement.”
Purpose and Effects of the Restated Charter and Restated Bylaws
If the Class A Conversion occurs, Daughters’ LLC will no longer control a majority of the voting power of the issued and outstanding Company Shares and the Company will no longer be a “controlled company” under the rules of The Nasdaq Stock Market. In light of the potential loss of controlled company status, the Restated Charter and Restated Bylaws are intended to update the Company’s corporate governance practices to provide the Company with stability of governance and management following the Class A Conversion. The Restated Charter and Restated Bylaws include certain provisions, often found in the certificates of incorporation and bylaws of other Delaware public companies, that could safeguard the Company against an opportunistic hostile takeover attempt in order to protect and optimize value for the Company’s stockholders.
For more information, see the sections of this Information Statement titled “The Restated Charter,” “The Conversion Agreement – the Restated Bylaws” and “Description of Capital Stock – Anti-Takeover Effect of Certain Charter and Bylaw Provisions.”
Interests of Cal-Maine’s Directors and Executive Officers in the Transactions
Certain of Cal-Maine’s directors and executive officers may have interests in certain of the Transactions that may be different from, or in addition to, the interests of Cal-Maine’s stockholders generally. These interests may present actual or potential conflicts of interest and you should be aware of these interests. The members of the Board and an ad hoc special committee of the Board (the “Special Committee”) composed of Letitia C. Hughes, Camille S. Young, Steve W. Sanders and James E. Poole, each an independent and disinterested director of the Board, were aware of and considered these interests in reaching the determination to approve the Transactions.
For more information, see the section of this Information Statement titled “Interests of Cal-Maine’s Directors and Executive Officers in the Transactions.”
Committees of the Board of Directors; Lead Independent Director
In connection with the Transactions and the Company’s potential loss of controlled-company status, the Company anticipates that it will make certain changes to the structure, composition and governing documents of the various committees of the Board in order to comply with The Nasdaq Stock Market’s rules and regulations applicable to noncontrolled companies. Among other things, as of the Restated Charter Effective Date, the Company intends to have a fully independent nominating and corporate governance committee of the Board, with a charter that addresses the director nominations process and other corporate governance matters. In addition, pursuant to the Restated Bylaws, the independent directors will appoint a lead independent director, effective as of the Restated Charter Effective Date.
For more information, see the section of this Information Statement titled “The Conversion Agreement – Committees of the Board of Directors; Lead Independent Director.”
Effectiveness of the Restated Charter
The Restated Charter will become effective upon its filing with the Delaware Secretary of State, which will be no earlier than the 20th calendar day following the mailing of this Information Statement. Prior to filing the Restated Charter with the Delaware Secretary of State, the Company intends to obtain an amendment, consent or waiver from the requisite lenders under the Company’s Amended and Restated Credit Agreement, dated as of May 26, 2023, such that the Class A Conversion will not result in a “change of control” within the meaning of such credit agreement, which would trigger an event of default under such credit agreement (the “Lender Consent”). The Company currently has no outstanding borrowings under the credit agreement. The credit agreement defines “change of control” as Fred Adams, Jr. (the Company's founder), his family and certain family-controlled entities, such as Daughters' LLC, beneficially owning less than 50% of the voting power represented by the outstanding Company Shares. That change of control definition is not used in any other material agreement of the Company. For example, the Class A Conversion will not result in a change of control for purposes of the Company's incentive plans or equity grants.
Pursuant to Section 242(c) of the DGCL, the Board reserves the right to abandon the Restated Charter before it is filed with the Delaware Secretary of State. Accordingly, there can be no assurance as to whether the Restated Charter will become effective.
For more information, see the section of this Information Statement titled “The Restated Charter – Effectiveness of the Restated Charter.”
Notice Pursuant to Section 228 of the DGCL, Current Bylaws and Exchange Act
Pursuant to Section 228 of the DGCL, Article II, Section 11 of the Company’s current Amended and Restated Bylaws (the “Current Bylaws”) and Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the regulations promulgated thereunder, including Regulation 14C, the Company is required to provide prompt notice of the taking of a corporate action by written consent of stockholders to the Company’s stockholders who have not consented in writing to such action. This Information Statement serves as the required notice.
No Appraisal or Dissenters’ Rights
Under the DGCL, the Current Charter and the Current Bylaws, the holders of Class A Shares and Common Shares are not entitled to appraisal or dissenters’ rights in connection with the Restated Charter.
Additional Information
You can find more information about Cal-Maine in the periodic reports and other information we file with the Securities and Exchange Commission (the “SEC”). The information is available at the website maintained by the SEC at www.sec.gov.
For more information, see the section of this Information Statement titled “Where You Can Find More Information.”

QUESTIONS AND ANSWERS ABOUT THIS INFORMATION STATEMENT
Q:	Why am I receiving these materials?
A:
The purpose of this Information Statement is to inform Cal-Maine’s stockholders that on February 25, 2025, Daughters’ LLC, holder of approximately 53.2% of the voting power of the total outstanding Company Shares, acted by majority written consent in lieu of a meeting of stockholders to approve the Restated Charter. Pursuant to Section 228 of the DGCL, Article II, Section 11 of the Current Bylaws and Section 14(c) of the Exchange Act and the regulations promulgated thereunder, including Regulation 14C, Cal-Maine is required to provide prompt notice of the taking of a corporate action by written consent of stockholders to Cal-Maine’s stockholders who have not consented in writing to such action. You are urged to read the Information Statement in its entirety for a description of the actions taken by Cal-Maine and Daughters’ LLC.

Q:	What actions did the Board take?
A:
Upon the unanimous recommendation of the Special Committee, the Board declared advisable and approved the Restated Charter and recommended that it be approved by stockholders by written consent in lieu of a meeting of stockholders. The Board’s approval of the Restated Charter occurred in connection with its approval, upon the unanimous recommendation of the Special Committee, of the Conversion Agreement, including the Transactions.

Q:	Do I need to consent or submit a proxy in relation to the Restated Charter?
A:
No. The holders of a majority of the voting power of the total outstanding Company Shares have already approved the Restated Charter pursuant to a majority written consent in lieu of a meeting of stockholders. Cal-Maine is not soliciting your consent or proxy in connection with the Restated Charter and no consents or proxies are requested from stockholders.

Q:	Am I entitled to appraisal rights or dissenters’ rights?
A:
No. The holders of Class A Shares and Common Shares are not entitled to dissenters’ rights or to demand appraisal of, or to receive payment for, their Company Shares under the DGCL, the Current Charter or the Current Bylaws in connection with the approval of the Restated Charter.

Q:	When do you expect the Restated Charter to be effective?
A:
The Restated Charter will become effective upon its filing with the Delaware Secretary of State, which will be no earlier than the 20th calendar day following the mailing of this Information Statement. The Company intends to file the Restated Charter with the Delaware Secretary of State, to become effective upon its filing in accordance with the DGCL, on or promptly after the 20th calendar day following the mailing of this Information Statement, subject to the prior receipt of the Lender Consent. Pursuant to Section 242(c) of the DGCL, the Board reserves the right to abandon the Restated Charter before it is filed with the Delaware Secretary of State. Accordingly, there can be no assurance as to whether the Restated Charter will become effective.

Q:	Where can I find more information about the Company?
A:
As required by law, the Company files annual, quarterly and current reports, proxy statements and other information with the SEC that contain additional information about the Company. You can inspect and download these materials on the SEC’s Internet site at http://www.sec.gov.

Q:	Is any action required on my part?
A:	No action is required on your part. This Information Statement is purely for your knowledge and records.

Q:	To whom may I direct any additional questions regarding this Information Statement?
A:	Any additional questions regarding this Information Statement may be directed to:
CAL-MAINE FOODS, INC.
Investor Relations
1052 Highland Colony Pkwy, Suite 200
Ridgeland, MS 39157
(601) 948-6813
IR@cmfoods.com

CAUTIONARY STATEMENT RERGARDING FORWARD-LOOKING STATEMENTS
Certain statements contained in this Information Statement may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act. Such forward-looking statements are identified by the use of words such as “believes,” “intends,” “expects,” “hopes,” “may,” “should,” “plans,” “projected,” “contemplates,” “anticipates,” or similar words. Actual outcomes or results could differ materially from those projected in the forward-looking statements. The forward-looking statements are based on management’s current intent, belief, expectations, estimates, and projections regarding the Company and its industry. These statements are not guarantees of future performance and involve risks, uncertainties, assumptions, and other factors that are difficult to predict and may be beyond our control. The factors that could cause actual results to differ materially from those projected in the forward-looking statements include, among others, (i) the risk factors set forth in Part I Item 1A Risk Factors of our Annual Report on Form 10-K for the year ended June 1, 2024, as well as those included in other reports we file from time to time with the SEC (including our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K), (ii) the occurrence of any event, change or other circumstances that could give rise to the Board’s decision to abandon the Restated Charter or to the termination of the Conversion Agreement, (iii) the effect of the announcement of the Conversion Agreement on the Common Shares' trading price, the ability of the Company to retain and hire key personnel and maintain relationships with its customers and suppliers, and on the Company’s operating results and business generally, (iv) the impact on the Common Shares' trading price of the sale or marketing, or potential sale or marketing, of a significant number of Common Shares as part of the family's portfolio diversification, (v) the risks and hazards inherent in the shell egg business (including disease, pests, weather conditions, and potential for product recall), including but not limited to the current outbreak of HPAI affecting poultry in the U.S., Canada and other countries that was first detected in commercial flocks in the U.S. in February 2022 and that first impacted our flocks in December 2023, (vi) changes in the demand for and market prices of shell eggs and feed costs, (vii) our ability to predict and meet demand for cage-free and other specialty eggs, (viii) risks, changes, or obligations that could result from our recent or future acquisition of new flocks or businesses and risks or changes that may cause conditions to completing a pending acquisition not to be met, (ix) risks relating to changes in inflation and interest rates, (x) our ability to retain existing customers, acquire new customers and grow our product mix, (xi) adverse results in pending litigation matters, and (xii) global instability, including as a result of the war in Ukraine, the conflicts in Israel and surrounding areas and attacks on shipping in the Red Sea. Readers are cautioned not to place undue reliance on forward-looking statements because, while we believe the assumptions on which the forward-looking statements are based are reasonable, there can be no assurance that these forward-looking statements will prove to be accurate. Further, forward-looking statements included herein are made only as of the respective dates thereof, or if no date is stated, as of the date hereof. Except as otherwise required by law, we disclaim any intent or obligation to update publicly these forward-looking statements, whether because of new information, future events, or otherwise.

APPROVAL OF THE RESTATED CHARTER
On February 25, 2025, the Board approved the Conversion Agreement, including the adoption of the Restated Charter, and set that date as the Record Date for the approval of the Restated Charter by majority written consent of the stockholders. On the Record Date, Daughters’ LLC delivered to Cal-Maine the Majority Written Consent approving the Restated Charter in connection with the execution and delivery of the Conversion Agreement. As of the Record Date, the Company had 44,245,955 issued and outstanding Common Shares and 4,800,000 issued and outstanding Class A Shares. Because each Class A Share entitles its holder to ten votes, and each Common Share entitles its holder to one vote, the total voting power of all Company Shares outstanding on the Record Date was 92,245,955 votes. On the Record Date, Daughters’ LLC, as a record holder, held approximately 53.2% of the voting power of the issued and outstanding Company Shares, including all of the Class A Shares.
Accordingly, approval of the Restated Charter was effected in accordance with the DGCL, and no further approval of Cal-Maine stockholders is required to approve the Restated Charter. As a result, Cal-Maine is not soliciting your vote for approval of the Restated Charter and does not intend to call a meeting of stockholders for purposes of voting on approval of the Restated Charter.
Pursuant to Section 228 of the DGCL, Article II, Section 11 of the Current Bylaws and Section 14(c) of the Exchange Act and the regulations promulgated thereunder, including Regulation 14C, we are required to provide certain information with respect to the taking of corporate action without a meeting by less than unanimous written stockholder consent to those stockholders who have not consented in writing to such action and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for notice of such meeting had been the date that written consents signed by a sufficient number of holders to take the action were delivered to the Company (such date being February 25, 2025). This Information Statement is furnished solely for the purposes of advising our stockholders of the actions approved pursuant to the Majority Written Consent and giving our stockholders notice of such action taken as required by the Exchange Act, the Current Bylaws and the DGCL.
Federal securities laws provide that the Restated Charter may not be filed with the Delaware Secretary of State until 20 days after the date of mailing of this Information Statement to Cal-Maine’s stockholders. Therefore, notwithstanding the execution and delivery of the Majority Written Consent, the filing and effectiveness of the Restated Charter will not occur until that time has elapsed. Pursuant to Section 242(c) of the DGCL, the Board reserves the right to abandon the Restated Charter before it is filed with the Delaware Secretary of State. Accordingly, there can be no assurance as to whether the Restated Charter will become effective.

THE RESTATED CHARTER
The following constitutes a description of certain aspects of the Restated Charter as required by applicable SEC regulations. That description, however, may not contain all of the information that is important to you. We encourage you to read carefully this entire Information Statement, including the section of this Information Statement titled “Description of Capital Stock” and the Restated Charter attached as Annex A, for a more complete understanding of the Restated Charter. You may obtain additional information without charge by following the instructions in the section titled “Where You Can Find More Information” on page 26 of this Information Statement.
Background and Reasons for the Restated Charter
Cal-Maine has been controlled by members of the family of our founder, Fred R. Adams, Jr., since its founding and since it became a public company. In connection with Mr. Adams’ estate planning in 2018, Mr. Adams’ four daughters and Adolphus B. Baker, Chair of the Company’s Board of Directors (the “Board”) and Mr. Adams’ son-in-law (the “Members”) (and/or their respective predecessors-in-interest) took certain actions, including forming DLNL, LLC, a Delaware limited liability company (“Daughters’ LLC” and together with the Members, the “Stockholder Parties” and each a “Stockholder Party”), to enable Mr. Adams’ family to continue to own and retain shares of the Company’s Class A common stock, $0.01 par value per share (the “Class A Shares”), and common stock, $0.01 par value per share (the “Common Shares”), sufficient to maintain majority voting control of the Company after his death and to provide for the long-term, stable and consistent ownership and governance of the Company. Mr. Adams passed away on March 29, 2020.
Daughters’ LLC holds 4,800,000 Class A Shares, representing 100% of the outstanding Class A Shares. The Class A Shares have ten votes per share and are convertible on a share-for-share basis into Common Shares, which have one vote per share. Generally, the Class A Shares automatically convert to Common Shares upon transfer to persons not related to the family.
The outstanding Class A Shares currently represent approximately 52.0% of the Company’s total voting power. In addition to the Class A Shares, Daughters’ LLC also holds 1,087,956 Common Shares, bringing the total voting power of the shares held by Daughters’ LLC to approximately 53.2%.
The Members have informed the Board that they are potentially interested in diversifying their respective financial portfolios (the “Potential Portfolio Diversification”), including through the potential sale of all or a portion of the Common Shares underlying the Class A Shares held by Daughters’ LLC, as most of them have become more focused on their individual estate planning efforts and philanthropic endeavors. The Potential Portfolio Diversification could result in Daughters’ LLC ceasing to have majority voting control of the Company, which in turn would result in the Company ceasing to be a “controlled company” pursuant to the rules of The Nasdaq Stock Market. The Members indicated that they were willing to work with the Company towards achieving a smooth transition. Before giving effect to any potential sales, if Daughters’ LLC were to convert its Class A Shares into Common Shares, Daughters’ LLC’s total voting power would decline from 53.2% to 12.0% of the voting power of the Company’s then-outstanding Common Shares. The Class A Conversion would have no impact on Daughters' LLC's economic interest in the Company, which would remain at 12.0%
As noted above, Mr. Baker has an interest in the Potential Portfolio Diversification and, as a director, has an interest in the potential actions by the Company to address the Potential Portfolio Diversification. Because Mr. Baker’s interests may be different from the interests of the stockholders generally, the Board authorized a special committee, consisting solely of disinterested independent directors (the “Special Committee”), to consider what corporate actions, if any, should be taken to address the impact of the Potential Portfolio Diversification on the Company and its stockholders.
The Special Committee, among other things, considered and determined that it was in the best interests of the Company and its stockholders for the Company to facilitate the Members’ sale of their Common Shares, including the Common Shares underlying their Class A Shares, and manage the loss of controlled company status, in each case, in an orderly manner in compliance with legal requirements.
On February 24, 2025, the Special Committee unanimously recommended to the Board, and, on February 25, 2025, the Board approved, the Agreement Regarding Conversion (the “Conversion Agreement”), by and among the Company and the Stockholder Parties, including the documents contemplated by that agreement, which include: (i) the Third Amended and Restated Certificate of Incorporation of the Company (“Restated Charter”), to become effective upon filing with the Delaware Secretary of State (the “Restated Charter Effective Date”), (ii) the

Amended and Restated Bylaws of the Company (“Restated Bylaws”), to become effective on the Restated Charter Effective Date, and (iii) an amendment and restatement of the Daughters’ LLC’s operating agreement to permit Daughters’ LLC to take the actions provided for in the Conversion Agreement. The Conversion Agreement was approved by the Board unanimously, except that Mr. Baker recused himself due to his interest in the Potential Portfolio Diversification. The Restated Charter and the Restated Bylaws were approved by the Board unanimously. The Conversion Agreement, including the documents contemplated by that agreement, are referred to collectively as the “Transactions.” At the meeting at which the Board approved the Conversion Agreement, the Board also approved and declared advisable the Restated Charter, and directed that it be submitted for stockholder approval by the majority written consent of stockholders. The Board also requested Mr. Baker to remain as Board Chair at least until the Company's 2027 annual meeting of stockholders and Mr. Baker advised that he planned to do so.
Thereafter, on February 25, 2025, the Conversion Agreement was executed and delivered by the Company and the Stockholder Parties, and Daughters’ LLC executed and delivered the majority written consent in lieu of a meeting of stockholders approving the Restated Charter (the “Majority Written Consent”) in accordance with Section 228 of the Delaware General Corporation Law (the “DGCL”).
With respect to the Restated Charter and related Restated Bylaws, the Special Committee and the Board determined that the proposed changes to the Current Charter and Current Bylaws are appropriate in order to increase the likelihood of continuity and stability of the Company, and to strengthen the ability of the Board to protect the interests of all of the Company’s stockholders, consistent with the Board’s fiduciary duties, particularly after loss of controlled-company status.
Description of the Restated Charter
The Restated Charter will become effective upon its filing with the Delaware Secretary of State, which will be no earlier than the 20th calendar day following the mailing of this Information Statement. The following description does not purport to be complete and is subject to, and qualified in its entirety by, the provisions of the Restated Charter, which is attached hereto as Annex A.
The Restated Charter provides for the following changes, among others, to the Current Charter:
Authorization of Undesignated Preferred Stock
Under the Restated Charter, the Board will have the authority, without further action by the stockholders, to authorize the issuance by the Company of up to 10,000,000 shares of Preferred Stock in one or more series and to fix the rights, preferences, privileges and restrictions granted to or imposed upon the Preferred Stock. Any or all of these rights may be greater than the rights of our Common Shares or Class A Shares. Under the Current Charter, the Company is not authorized to issue preferred stock.
Classified Board
The Restated Charter provides for classification of the Board, pursuant to which directors will be divided into three classes, as nearly equal in number as possible. The directors in Class I will each have a term expiring at the first annual meeting of the stockholders following the effectiveness of the Restated Charter. The directors in Class II will each have a term expiring at the second annual meeting of the stockholders following the effectiveness of the Restated Charter. The directors in Class III will each have a term expiring at the third annual meeting of stockholders following the effectiveness of the Restated Charter.
At each annual meeting of stockholders of the Company beginning with the first annual meeting of stockholders following the effectiveness of the Restated Charter, subject to any rights of the holders of shares of any class or series of Preferred Stock, the successors of the directors whose term expires at that meeting shall be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election and will hold office until their successors are duly elected and qualified, subject to such director’s earlier death, resignation or removal. In the case of any increase or decrease, from time to time, in the number of directors of the Company, the number of directors in each class shall be apportioned as nearly equal as possible. No decrease in the number of directors shall shorten the term of any incumbent director.

Upon the effective date of the Restated Charter, the Board will be classified into three classes, and it is expected that the current directors will be apportioned into the three classes as provided below:

Class	Directors
Class I (terms expiring at the 2025 Annual Meeting)	Sherman L. Miller and Camille S. Young
Class II (terms expiring at the 2026 Annual Meeting)	Max P. Bowman and Letitia C. Hughes
Class III (terms expiring at the 2027 Annual Meeting)	Adolphus B. Baker, Steve W. Sanders and James E. Poole

Pursuant to the Current Charter, the Board is not classified, and directors are elected at each annual meeting to serve for a term of one year and until their successors are duly elected and qualified.
No Cumulative Voting in Director Elections
Under the Restated Charter, cumulative voting in director elections will not be permitted. Cumulative voting, which is permitted by the Current Charter, is a process for electing directors that permits each stockholder to cast a number of votes equal to the number of Board seats up for election, multiplied by the number of votes attributable to the Company Shares the stockholder owns. Those votes can then be allocated by the stockholder disproportionately to one or more candidates.
Removal of Directors by Stockholders Only for Cause
Under the Restated Charter, subject to the rights of holders of any series of Preferred Stock with respect to the election of directors, a director may be removed from office by the stockholders of the Company only for cause and only by the affirmative vote of the holders of at least a majority of the voting power of all then outstanding shares of capital stock of the Company entitled to vote generally in the election of directors, voting together as a single class. The DGCL permits corporations with classified boards to include this provision in their charters. The Current Charter and Current Bylaws are silent with regard to the removal of directors, and therefore, pursuant to the DGCL, directors may be removed, with or without cause, by the holders of a majority of the voting power.
Vacancies and Newly Created Directorships
The Restated Charter provides that, subject to the rights of holders of any series of Preferred Stock with respect to the election of directors, vacancies occurring on the Board for any reason and newly created directorships resulting from an increase in the number of directors may be filled only by vote of a majority of the remaining members of the Board, although less than a quorum, or by a sole remaining director, at any meeting of the Board and not by the stockholders. A person so elected by the Board to fill a vacancy or newly created directorship shall hold office until the next election of the class for which such person shall have been assigned by the Board and until such person’s successor shall be duly elected and qualified or until such director’s earlier death, resignation or removal. The Current Bylaws contain a similar provision, but do not restrict the power to fill vacancies to the Board and do not address vacancies occurring in a class of directors, as under the Current Charter the Board is not classified.
Amendments to Charter
Pursuant to the Restated Charter, any amendment to the Restated Charter will require the affirmative vote of the holders of at least 66 2∕3% of the voting power of all then outstanding shares of capital stock of the Company entitled to vote generally in the election of directors, voting together as a single class. In addition, so long as any Class A Shares are outstanding, the Company may not, without first obtaining the approval by vote or written consent in the manner provided by law of the holders of not less than 66 2∕3% of the total number of Class A Shares outstanding, voting separately as a class, (i) alter or change the rights or privileges of Class A Shares, (ii) amend any provision of the section of the Restated Charter designating the special rights and privileges of the Class A Shares affecting the Class A Shares or (3) effect any re-classification or re-capitalization of the Company’s outstanding capital stock.
The Current Charter contains the same provisions with respect to the special voting rights of the Class A Shares described immediately above. The Current Charter is otherwise silent with respect to amendments; therefore, under the DGCL, except for such special voting rights of the Class A Shares, or as may otherwise be required by law, the Current Charter can be amended by the approval of a majority in voting interest of the Common Shares and Class A Shares issued and outstanding, voting together as a group.
Amendments to Bylaws
Under the Restated Charter, the bylaws of the Company then in effect may be amended by the Board or the affirmative vote of the holders of at least 66 2∕3% of the voting power of all then outstanding shares of capital stock of the Company entitled to vote generally in the election of directors, voting together as a single class.
The Current Charter provides that the Board is authorized to amend the Company’s bylaws, and the Current Bylaws provide that they may be amended by the Board or by the stockholders by the vote of the holders of a majority in voting interest of the capital stock having voting power present in person or represented by proxy.
Stockholder Action by Written Consent
The Restated Charter specifically denies the ability of stockholders to act by written consent. The Current Charter is silent with respect to the ability of stockholders to act by written consent; therefore, under the DGCL, stockholder action may be taken without a meeting, without prior notice and without a vote, if a consent or consents, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.
Special Meetings of Stockholders
The Restated Charter provides that special stockholder meetings may be called at any time only by the Board Chair or by the Board. The ability of stockholders to call special stockholder meetings is specifically denied under the Restated Charter. The Current Charter is silent with respect to calling special stockholder meetings, and the Current Bylaws provide that special stockholder meetings may be called by the Board chair, chief executive officer, president, a majority of the Board, or by stockholders owning a majority in voting interest of the entire capital stock of the Company issued and outstanding and entitled to vote.
Indemnification
Under the Restated Charter, the Company will indemnify its directors and officers to the fullest extent authorized or permitted by the DGCL, as now or hereafter in effect. A director’s right to indemnification will include the right to be paid the expenses incurred in defending or otherwise participating in any proceeding in advance of its final disposition, but only if that director presents to the Company a written undertaking to repay that amount if it shall ultimately be determined that the director is not entitled to be indemnified.
Insurance
Pursuant to the Restated Charter, the Company may purchase and maintain insurance on behalf of any current or former director or officer against any liability asserted against that person to the fullest extent authorized or permitted by the DGCL.
Forum Selection
The Restated Charter provides that, unless a majority of the Board, acting on behalf of the Company, consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or, if the Court of Chancery does not have jurisdiction, another state court located within the State of Delaware or, if no state court located within the State of Delaware has jurisdiction, the federal district court for the District of Delaware), will be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company under Delaware law, (ii) any action asserting a claim of breach of a fiduciary duty owed by any current or former director, officer or other employee of the Company to the Company or the Company’s stockholders, (iii) any action asserting a claim against the Company or any of its directors, officers or other employees arising pursuant to any provision of the DGCL, the Company’s certificate of incorporation or bylaws (in each case, as may be amended from time to time), (iv) any action asserting a claim against the Company or any of its directors, officers or other employees governed by the internal affairs doctrine of the State of Delaware or (v) any other action asserting an “internal corporate claim,” as defined in Section 115 of the DGCL, in all cases subject to the court’s having personal jurisdiction over all indispensable parties named as defendants.
The Restated Charter further provides that, unless a majority of the Board, acting on behalf of the Company, consents in writing to the selection of an alternative forum, the federal district courts of the United States of America will be the sole and exclusive forum for the resolution of any action asserting a cause of action arising under the Securities Act.
Effectiveness of the Restated Charter
The Restated Charter will become effective upon its filing with the Delaware Secretary of State, which will be no earlier than the 20th calendar day following the mailing of this Information Statement. Prior to filing the Restated Charter with the Delaware Secretary of State, the Company intends to obtain the Lender Consent. Pursuant to Section 242(c) of the DGCL, the Board reserves the right to abandon the Restated Charter before it is filed with the Delaware Secretary of State. Accordingly, there can be no assurance as to whether the Restated Charter will become effective.

THE CONVERSION AGREEMENT
The following is a summary of the main terms and provisions of the Conversion Agreement. The following descriptions of the Conversion Agreement, including the exhibits to such agreement, do not purport to be complete and are qualified in their entirety by reference to the full text of the Conversion Agreement, including its exhibits, which is attached as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed by the Company with the SEC on February 25, 2025. You may obtain information incorporated by reference in this Information Statement without charge by following the instructions under “Where You Can Find More Information.”
Conversion Agreement
On February 25, 2025, the Company entered into the Conversion Agreement with Daughters’ LLC and its Members.
The Conversion Agreement provides for the following:
•	The approval by the Board, and approval by Daughters’ LLC by majority written consent, of the Restated Charter, to be effective upon the Restated Charter Effective Date;
•	The approval by the Board of the Restated Bylaws, which include provisions that align with the Restated Charter, to become effective on the Restated Charter Effective Date;
•	The agreement by the Stockholder Parties not to convert any Class A Shares into Common Shares prior to the Restated Charter Effective Date;
•
The agreement by the Stockholder Parties that if Daughters’ LLC converts any Class A Shares into Common Shares, it will simultaneously convert all (but not less than all) Class A Shares into Common Shares (the “Class A Conversion”);

•
After the effective date of the Class A Conversion (the “Class A Conversion Date”), and ending on the 12-month anniversary of the Class A Conversion Date (or, if earlier, December 31, 2026), certain registration rights of the Members to offer or sell Common Shares in a registered offering under the Securities Act; and

•
The adoption by the Stockholder Parties of an amended and restated limited liability company operating agreement of Daughters’ LLC (the “Daughters' LLC Amendment”), which provides for certain changes to permit Daughters’ LLC to take the actions provided for in the Conversion Agreement.

The Conversion Agreement also provides that, prior to the expiration of the registration rights, each Stockholder Party agrees (i) to cause all Common Shares and Class A Shares held by such Stockholder Party (or over which such Stockholder Party has voting discretion or control as of the applicable record date) to be present either in person or by proxy for quorum purposes at any stockholders meeting at which directors of the Company are elected, and (ii) to vote, or cause to be voted, such Common Shares and Class A Shares held by it, or over which such Stockholder Party has voting discretion or control, in favor of not less than three independent directors.
The Transactions do not require any Stockholder Party to convert Class A Shares into Common Shares nor to sell any Common Shares. As noted above, the registration rights provided to the Members pursuant to the Conversion Agreement expire on the 12-month anniversary of the Class A Conversion Date (or, if earlier, December 31, 2026).
In addition, pursuant to the terms and conditions of the Conversion Agreement, that certain Agreement Regarding Common Stock dated as of July 20, 2018 by and among the Company and the Members, among others, terminated upon execution and delivery of the Conversion Agreement.
Registration Rights
The Conversion Agreement provides that after the Class A Conversion Date, and ending on the 12-month anniversary of the Class A Conversion Date (or, if earlier, December 31, 2026), the Members shall have certain registration rights to offer or sell the Common Shares into which the Class A Shares were converted, Common Shares currently held of record by Daughters’ LLC, and certain other Common Shares beneficially owned by the Members (together, the “Subject Shares”) in a registered offering under the Securities Act. Subject to the terms and conditions of Exhibit A to the Conversion Agreement, the Company shall, promptly after the Class A Conversion Date, file a resale shelf registration statement with the SEC for an offering on a delayed or continuous basis pursuant to Rule 415 under the Securities Act (a “Resale Shelf Registration Statement”), and the Members shall be entitled to have all the Subject

Shares included therein. Following the effectiveness of the Resale Shelf Registration Statement, the Stockholder Parties shall be entitled to request the Company to file a prospectus or prospectus supplement to effect a takedown for an offering of Common Shares registered thereby. The Special Committee has the authority to approve any demands for such takedowns.
The Company’s obligations to file the Resale Shelf Registration Statement and any prospectus or prospectus supplement to effect a takedown for an offering of the Common Shares registered pursuant to the Resale Shelf Registration Statement are subject to grace periods specified in the Conversion Agreement. If any takedown involves an underwritten offering or agented offering, the Company has the right to select one or more underwriters or agents, subject to the consent of the Members and their counsel, which may not be unreasonably withheld. The Members participating in a takedown, one the one hand, and the Company on the other hand, will each bear and pay 50% of the Registration Expenses, as defined in the Conversion Agreement (which excludes any underwriting discounts and selling commissions and all legal fees and expenses for Members, which will be paid solely by the Members), if the Company is not selling securities in the offering.
Restated Bylaws
The Board approved the Restated Bylaws, which will become effective upon the Restated Charter Effective Date. The following description does not purport to be complete and is subject to, and qualified in its entirety by, the provisions of the Restated Bylaws, which are attached as an exhibit to the Conversion Agreement.
The Restated Bylaws contain changes that conform to the Restated Charter, including with respect to stockholder action by written consent, the inability of stockholders to call special meetings and amendments to bylaws, as described above under “The Restated Charter – Description of the Restated Charter.” In addition, the Restated Bylaws provide for the following changes, among others, to the Current Bylaws:
Advance Notice for Stockholder Proposals and Director Nominations
The Restated Bylaws establish advance notice procedures for stockholder proposals to be brought before a meeting of our stockholders, including proposed nominations of persons for election to the Board. At an annual meeting, stockholders may consider only proposals or nominations (i) specified in the notice of the meeting given at the direction of the Board, or as otherwise properly brought before the meeting at the direction of the Board, or (ii) submitted by a stockholder who is a stockholder of record at the time of giving the notice provided for in the Restated Bylaws through the meeting date, is entitled to vote at the meeting and complies with the advance notice procedures, including with respect to timing and content, set forth in the Restated Bylaws. To be timely, stockholder notice of proposals and nominations must be received by the corporate secretary no later than the close of business on the 90th day, and no earlier than the 120th day, prior to the first anniversary of the date of the preceding year’s annual meeting (unless the meeting date is significantly shifted as provided in the Restated Bylaws).
At a special meeting, stockholders may consider only business brought before the meeting pursuant to the Company’s notice of the meeting, and if the notice includes director elections, nominations may be made (i) at the direction of the Board or (ii) by any stockholder who is a stockholder of record at the time of giving the notice provided for in the Restated Bylaws through meeting date, is entitled to vote at the meeting and on the election, and complies with the advance notice procedures, including with respect to timing and content, set forth in the Restated Bylaws. To be timely, stockholder notice of a nomination must be received by the corporate secretary no earlier than the close of business on the 120th day prior to the special meeting and no later than the close of business on the later of (i) the 90th day prior to the meeting and (ii) the tenth day following the day on which public disclosure of the date of the meeting is first made by the Company.
In addition, stockholders may consider a stockholder proposal included in the Company’s proxy materials in compliance with Rule 14a-8 under the Exchange Act. All proposals and nominations must also comply with all applicable legal requirements.
Director Eligibility
Under the Restated Bylaws, no person will be eligible for election as a director unless he or she has, within ten days following a reasonable request, made himself or herself available to be interviewed by the Board (or any committee or other subset thereof).

Conduct of Meetings
Under the Restated Bylaws, the Board Chair (or, in his or her absence, a director or officer appointed by the Board) will act as the chairperson of stockholder meetings. The Board and the chairperson of a stockholder meeting may adopt rules, regulations and procedures for the conduct of that meeting, and the chairperson will have the authority to convene and (for any or no reason) recess or adjourn that meeting.
Lead Independent Director
Pursuant to the Restated Bylaws, if the Board Chair does not qualify as independent, the independent directors shall appoint a lead independent director. As described below under the heading “Committees of the Board of Directors; Lead Independent Director,” the independent directors will appoint a lead independent director, effective as of the Restated Charter Effective Date. The lead independent director, if any, shall preside at all executive sessions of the Board, serve as a liaison to the Chief Executive Officer and other directors not present at executive sessions of the Board regarding topics discussed in executive session or other matters as may be raised from time to time by one or more independent directors, work with the Board Chair and other directors to determine agenda items for Board meetings, have the power to call meetings of the independent directors, and have such other responsibilities, and perform such duties, as may from time to time be assigned to him or her by the Board. The independent directors may remove or replace the lead independent director from such position at any time with or without cause by the vote of a majority of the independent directors present at a duly convened Board meeting. The independent directors shall periodically consider whether and, if so, when to rotate the position of lead independent director, and may appoint a lead independent director for a specified term, which may be renewed.
Amendment and Restatement of Daughters’ LLC Limited Liability Company Operating Agreement
In connection with entering into the Conversion Agreement, the Members of Daughters’ LLC agreed to adopt the Daughters' LLC Amendment, which provides for certain changes consistent with the Conversion Agreement. These changes primarily permit Daughters’ LLC to convert the Class A Shares held of record by Daughters’ LLC into Common Shares upon joint approval of the managing member, currently Mr. Baker, and Members holding at least a majority of the voting power of the membership interests in Daughters’ LLC. Mr. Baker and such Members have agreed that Mr. Baker has the sole authority to cause Daughters' LLC to convert the Class A Shares into Common Shares at such time as he determines in his sole discretion. In addition, the changes permit the Members to redeem membership interests in Daughters’ LLC in exchange for related Common Shares held by Daughters’ LLC in order to effect a transfer or sale of such Common Shares in compliance with the Conversion Agreement and federal and state securities laws, to effect a transfer to a charitable donor advised fund, or as otherwise approved by the managing member. Pursuant to the Conversion Agreement, the Stockholder Parties have agreed not to amend or terminate the Daughters' LLC Amendment without the prior written consent of the Special Committee.
Committees of the Board of Directors; Lead Independent Director
In connection with the Transactions and the Company’s potential loss of controlled-company status, the Company anticipates that it will make certain changes to the structure, composition and governing documents of the various committees of the Board of Directors in order to comply with The Nasdaq Stock Market’s rules and regulations applicable to noncontrolled companies. Among other things, as of the Restated Charter Effective Date, the Company intends to have a fully independent nominating and corporate governance committee of the Board, with a charter that addresses the director nominations process and other corporate governance matters. In addition, pursuant to the Restated Bylaws, the independent directors will appoint a lead independent director, effective as of the Restated Charter Effective Date.

INTERESTS OF CAL-MAINE’S DIRECTORS AND EXECUTIVE OFFICERS
IN THE TRANSACTIONS
Certain of Cal-Maine’s directors and executive officers may have interests in certain of the Transactions that may be different from, or in addition to, the interests of Cal-Maine’s stockholders generally. These interests may present actual or potential conflicts of interest and you should be aware of these interests. The members of the Board and the Special Committee were aware of and considered these interests in reaching the determination to approve the Transactions.
Daughters’ LLC, the Members of which are Adolphus B. Baker, Board Chair, Mr. Baker’s spouse and her three sisters, owns all of our outstanding Class A Shares (which have ten votes per share), controlling approximately 52.0% of our total voting power. Daughters’ LLC also owns Common Shares (which have one vote per share) that, together with the Class A Shares, results in control of approximately 53.2% of our total voting power. As sole managing member of Daughters’ LLC, Mr. Baker controls the vote of all Class A Shares and Common Shares owned by Daughters’ LLC, except that certain extraordinary matters, such as a merger or amendment to the Company’s certificate of incorporation, require joint approval of Mr. Baker and members of Daughters’ LLC holding a majority of its voting interests pursuant to the limited liability company operating agreement of Daughters’ LLC. Furthermore, the Members beneficially own a total of 592,481 Common Shares outside of Daughters’ LLC, resulting in the total voting power of the shares held by such persons of approximately 53.9%. As a result, Mr. Baker has interests in certain of the Transactions that may present actual or potential conflicts of interest and you should be aware of these interests.
For more information on the rights granted to Mr. Baker and the other Members in connection with the Transactions, see the section of this Information Statement titled “The Conversion Agreement.”
Other than the foregoing interests, the Company is not aware of any substantial direct interest by security holdings or otherwise, of any director, officer or any of their affiliates in the Transactions. However, certain directors, officers or any of their affiliates may be deemed to have indirect interest in the approval of the Restated Charter given their ownership of Common Shares. In addition, the Restated Charter and Restated Bylaws could discourage or make it more difficult to accomplish a change in the Board and management as described above under “Summary – Purpose and Effects of the Restated Charter and Restated Bylaws” and below under “Description of Capital Stock – Anti-Takeover Effect of Certain Charter and Bylaw Provisions.”

DESCRIPTION OF CAPITAL STOCK
The following is a summary description of the capital stock of the Company following the effectiveness of the Restated Charter and Restated Bylaws. The following description does not purport to be complete and is subject to, and qualified in its entirety by, the provisions of the Restated Charter, the Restated Bylaws and the applicable provisions of the DGCL.
Authorized Capital Stock
Pursuant to the Restated Charter, our authorized capital stock will consist of 120,000,000 Common Shares with a par value of $0.01 per share, 4,800,000 Class A Shares with a par value of $0.01 per share and 10,000,000 shares of Preferred Stock with a par value of $0.01 per share.
The Restated Charter authorizes the Company to issue shares of Preferred Stock from time to time in one or more series without stockholder approval, each such series to have rights and preferences, including voting rights, dividend rights, conversion rights, redemption privileges and liquidation preferences, as the Board may determine.
The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares then outstanding) by the affirmative vote of the holders of a majority in voting power of the stock of the Company entitled to vote generally in the election of directors, irrespective of the provisions of Section 242(b)(2) of the DGCL, voting together as a single class, without a separate vote of the holders of the Preferred Stock, unless a vote by any holders of one or more series of Preferred Stock is required by the express terms of any series of Preferred Stock as provided for or fixed pursuant to the provisions of the Restated Charter.
Equal Treatment for Common Shares and Class A Shares
Except as otherwise provided in the Restated Charter, or required by applicable law, Common Shares and Class A Shares have the same rights and powers, rank equally (including as to dividends and distributions, and upon any liquidation, dissolution or winding up of the Company), share ratably and are identical in all respects and as to all matters. Please read the discussion below for a summary of the differences between the Common Shares and the Class A Shares.
Common Shares
As long as any Class A Shares are issued and outstanding, the powers, designations, preferences or relative, participating, optional or other special rights (including, without limitation, voting rights) of the Common Shares are subject to the powers, designations, preferences or relative, participating, optional or other special rights (including, without limitation, voting rights) of the Class A Shares.
Voting Rights
The holders of Common Shares are entitled to one vote for each such share on each matter properly submitted to the stockholders of the Company on which the holders of Common Shares are entitled to vote.
The holders of Common Shares have exclusive voting power on all matters at any time when no Class A Shares are issued and outstanding, and the holders of Class A Shares have the exclusive voting power on all matters at any time when no Common Shares are issued and outstanding, subject to the rights of holders of shares of Preferred Stock.
Dividends
Except as otherwise required by law or the Restated Charter, and subject to the rights of the holders of shares of Preferred Stock, the holders of Common Shares are entitled to receive such dividends and other distributions (payable in cash, property or capital stock of the Company) when, as and if declared thereon by the Board from time to time out of any assets or funds of the Company legally available therefor and share equally on a per share basis in such dividends and distributions.

Liquidation, Dissolution or Winding Up
Except as otherwise required by law or the Restated Charter, in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Company, after payment or provision for payment of the debts and other liabilities of the Company, and subject to the rights of the holders of shares of Preferred Stock in respect thereof, the holders of Common Shares are entitled to receive all of the remaining assets of the Company available for distribution to its stockholders, ratably in proportion to the number of Common Shares held by them.
Class A Shares
Voting Rights
Each Class A Share has ten votes per share on all matters that may be submitted to a vote or consent of the stockholders. Except as otherwise provided in the Restated Charter or required by law, the Common Shares and the Class A Shares together vote as a class, except that the holders of Common Shares have one vote per share and the holders of Class A Shares have ten votes per share.
In addition, so long as any Class A Shares are outstanding, the Company may not, without first obtaining the approval by vote or written consent in the manner provided by law of the holders of not less than 66 2∕3% of the total number of Class A Shares outstanding, voting separately as a class, (i) alter or change the rights or privileges of Class A Shares, (ii) amend any provision of Article IV, Section 5 of the Restated Charter affecting the Class A Shares or (iii) effect any re-classification or re-capitalization of the Company’s outstanding capital stock.
Ownership of Class A Shares; Automatic Conversion; Sunset
The Class A Shares may be issued only to Immediate Family Members and Permitted Transferees (each as defined in the Restated Charter and described below). In the event any Class A Share, by operation of law or otherwise, is deemed to be owned by any person other than an Immediate Family Member or Permitted Transferee, such Class A Share automatically converts into Common Shares, on a one-for-one basis, whereby the voting power of such stock would be reduced from ten votes per share to one vote per share.
The Restated Charter includes a sunset provision pursuant to which all of the outstanding Class A Shares will automatically convert to Common Shares if: (a) less than 4,300,000 Class A Shares, in the aggregate, are beneficially owned by Immediate Family Members and/or Permitted Transferees, or (b) if less than 4,600,000 Class A Shares and Common Shares, in the aggregate, are beneficially owned by Immediate Family Members and/or Permitted Transferees.
The term “Immediate Family Member” is defined as our founder Fred R. Adams, Jr. (now deceased), his spouse, his natural children, his sons-in-law (including our Board Chair, Mr. Baker), and his grandchildren, including the estates of all of such persons.
The term “Permitted Transferee” includes:
(i)	an Immediate Family Member;
(ii)
a trust held for the sole or primary benefit of one or more Immediate Family Members or Permitted Transferees, including any trustee in such trustee’s capacity as such, provided that if a trust is not for the sole benefit of one or more Immediate Family Members or Permitted Transferees, an Immediate Family Member or Permitted Transferee must retain sole dispositive and exclusive power to direct the voting of the Class A Shares held by such trust;

(iii)
a corporation, limited liability company or partnership, including but not limited to, a family limited partnership or similar limited liability company or corporation, or a single member limited liability company, provided that all of the equity interest in such entity is owned, directly or indirectly, by one or more Immediate Family Members or Permitted Transferees and an Immediate Family Member or Permitted Transferee retains sole dispositive and exclusive power to direct the voting of the Class A Shares held by such entity;

(iv)
a qualified Individual Retirement Account, pension, profit sharing, stock bonus or other type of plan or trust of which an Immediate Family Member or Permitted Transferee is a participant or beneficiary, provided that in each case an Immediate Family Member or Permitted Transferee retains sole dispositive and exclusive power to direct the voting of the Class A Shares held by such account, plan or trust; or

(v)
any guardianship, conservatorship or custodianship for the benefit of an Immediate Family Member who has been adjudged disabled, incapacitated, incompetent or otherwise unable to manage his or her own affairs by a court of competent jurisdiction, including any guardian, conservator or custodian in such guardian’s, conservator’s or custodian’s capacity as such.

Optional Conversion Rights
Each Class A Share is convertible, at the option of its holder, into one Common Share at any time.
No Reissuance after Conversion
Once a Class A Share is converted into a Common Share, the Class A Share will be retired and may not be reissued. The Conversion Agreement does not require Daughters' LLC to convert any Class A Shares. However, it does require Daughters' LLC to convert all Class A Shares if it converts any Class A Shares. In connection with the Board's approval of the Conversion Agreement, the Board approved the automatic retirement of all Class A Shares when the Class A Conversion occurs. As a result, upon the filing of a certificate of retirement with the Delaware Secretary of State, the Class A Shares will no longer be part of the Restated Charter.
Antidilution
The number of Common Shares into which the Class A Shares may be converted is subject to adjustment from time to time in the event of any capital reorganization, reclassification of stock of the Company or consolidation or merger of the Company with or into another corporation.
Dividends
Common Shares and Class A Shares are required to be treated equally, identically and ratably, on a per share basis, with respect to any dividends or distributions as may be declared and paid from time to time by the Board out of any assets of the Company legally available therefor.
However, in the event a dividend is paid in the form of shares of capital stock (or rights to acquire such shares), then holders of Common Shares will receive Common Shares (or rights) and holders of Class A Shares shall receive Class A Shares (or rights), with holders of Common Shares and Class A Shares receiving, on a per share basis, an identical number of Common Shares or Class A Shares, as applicable. Notwithstanding the foregoing, the Board may pay or make a disparate dividend or distribution per Common Share or Class A Share if such disparate dividend or distribution is approved in advance by the affirmative vote of the holders of a majority of the outstanding Common Shares and Class A Shares, each voting separately as a class.
Liquidation, Dissolution and Winding Up
Unless approved in advance by the affirmative vote of the holders of a majority of the outstanding Common Shares and Class A Shares, each voting separately as a class, upon the dissolution, liquidation or winding up of the Company, whether voluntary or involuntary, holders of Common Shares and Class A Shares will be entitled to receive ratably all assets of the Company available for distribution to its stockholders.
Reclassification
Unless approved in advance by the affirmative vote of the holders of a majority of the outstanding Common Shares and Class A Shares, voting separately as a class, Class A Shares may not be subdivided, combined or reclassified unless the Common Shares are concurrently therewith proportionately subdivided, combined or reclassified in a manner that maintains the same proportionate equity ownership between the holders of the outstanding Common Shares and Class A Shares on the record date for such subdivision, combination or reclassification.

Equal Treatment in Certain Transactions
In the event of (i) a merger, consolidation or other business combination requiring the approval of the holders of the Company’s capital stock entitled to vote thereon, (ii) a tender or exchange offer to acquire any Common Shares or Class A Shares by a third party pursuant to an agreement to which the Company is a party, or (iii) a tender or exchange offer to acquire any Common Shares or Class A Shares by the Company, holders of the Common Shares and the Class A Shares have the right to receive, or the right to elect to receive, the same form and amount of consideration on a per share basis.
Control of Class A Shares by Immediate Family Members and Permitted Transferees
The outstanding Class A Shares, all of which are held of record by Daughters’ LLC, currently represent approximately 52.0% of the Company’s total voting power. In addition to the Class A Shares, Daughters’ LLC also holds 1,087,956 Common Shares, bringing the total voting power of the shares held by Daughters’ LLC to approximately 53.2%. Members of the Daughters’ LLC are our Board Chair Adolphus B. Baker, Mr. Baker’s spouse and her three sisters. All of the foregoing persons are Immediate Family Members or Permitted Transferees.
Preemptive and Other Rights
The holders of Common Shares and Class A Shares are not entitled to preemptive or subscription rights.
Choice of Forum
The Restated Charter provides that, unless a majority of the Board, acting on behalf of the Company, consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or, if the Court of Chancery does not have jurisdiction, another state court located within the State of Delaware or, if no state court located within the State of Delaware has jurisdiction, the federal district court for the District of Delaware), shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company under Delaware law, (ii) any action asserting a claim of breach of a fiduciary duty owed by any current or former director, officer or other employee of the Company to the Company or the Company’s stockholders, (iii) any action asserting a claim against the Company or any of its directors, officers or other employees arising pursuant to any provision of the DGCL, the Company’s certificate of incorporation or bylaws, (iv) any action asserting a claim against the Company or any of its directors, officers or other employees governed by the internal affairs doctrine of the State of Delaware or (v) any other action asserting an “internal corporate claim,” as defined in Section 115 of the DGCL, in all cases subject to the court’s having personal jurisdiction over all indispensable parties named as defendants.
The Restated Charter further provides that, unless a majority of the Board, acting on behalf of the Company, consents in writing to the selection of an alternative forum, the federal district courts of the United States of America will be the sole and exclusive forum for the resolution of any action asserting a cause of action arising under the Securities Act.
These exclusive forum provisions may limit a stockholder’s ability to bring a claim in a judicial forum that it finds favorable for disputes with us or our directors, officers, or other employees, which may discourage lawsuits against us and our directors, officers and other employees. If a court were to find such provisions in the Restated Charter to be inapplicable or unenforceable in an action, we may incur further significant additional costs associated with resolving the dispute in other jurisdictions.
Anti-Takeover Effect of Certain Charter and Bylaw Provisions
Certain provisions of the Restated Charter and Restated Bylaws could make it more difficult to acquire the Company or control of the Company by means of a merger, tender offer, proxy contest, removal of incumbent directors or otherwise. These provisions, which are summarized below, are expected to safeguard the Company against coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of the Company to first negotiate with the Board. While it is possible that these provisions could deter transactions that stockholders may otherwise consider to be in their best interest, these provisions are not intended to preclude such transactions, but rather to provide the Board with the time and opportunity to evaluate the adequacy and fairness of a proposed takeover offer or other proposed action, consider alternative methods of maximizing stockholder value, and, as appropriate, negotiate the best possible outcome for all stockholders.

Authorized but Unissued Stock and Undesignated Preferred Stock
We have authorized Common Shares and Preferred Stock available for future issuance without stockholder approval. We may issue these additional shares for a variety of corporate purposes, including public offerings to raise additional capital, corporate acquisitions, stock dividends on our capital stock or equity compensation plans. The existence of unissued and unreserved Common Shares and Preferred Stock may enable the Board to issue shares to persons friendly to current management or to issue Preferred Stock with terms that could render more difficult or discourage a third-party attempt to obtain control of us, thereby protecting the continuity of our management. The rights of the holders of Common Shares and Class A Shares will be subject to, and may be adversely affected by, the rights of holders of any Preferred Stock we may issue in the future. For example, if we issue Preferred Stock, the issuance could adversely affect the voting power of holders of Common Shares and Class A Shares and the likelihood that such holders will receive dividend payments and payments upon liquidation.
Number of Directors; Classified Board; Removal of Directors; Vacancies
The Restated Charter provides for a Board of not less than three nor more than twelve directors. Within such limit, the number of members of the entire Board may be fixed only by the Board from time to time in accordance with the Bylaws, and not by stockholders.
The Restated Charter provides for the division of the Board into three classes as nearly equal in size as practicable with staggered three-year terms. Directors may be removed by the stockholders only for cause and only by the affirmative vote of the holders of at least a majority of the voting power of all then outstanding shares of capital stock entitled to vote generally in the election of directors, voting together as a single class. Any vacancy on the Board, however occurring, including a vacancy resulting from an enlargement of the Board, may be filled only by the vote of a majority of the directors then in office and not by the stockholders, and any person so elected by the Board will hold office until the next election of the class to which such person has been assigned by the Board.
Pursuant to such structure, it would take at least two election cycles for any individual or group to gain control of the Board. The limitations on the removal of directors and the filling of vacancies could have the effect of making it more difficult for a third party to acquire, or of discouraging a third party from acquiring, control of the Company.
No Cumulative Voting
The Restated Charter does not provide for cumulative voting in director elections.
Stockholder Action; Special Meetings
The Restated Charter provides that stockholder action may not be taken by written consent in lieu of a meeting and provides that special meetings of the stockholders may be called only by the Board Chair or by our Board and may not be called by stockholders. These provisions could have the effect of delaying until the next annual stockholders’ meeting stockholder actions that are favored by the holders of a majority of our outstanding voting power. These provisions may also discourage another person or entity from making a tender offer for our Common Shares, because that person or entity, even if it acquired securities with a majority of our outstanding voting power, would be able to take action as a stockholder only at a duly called stockholders’ meeting and not by written consent.
Amendments to Restated Charter
The Restated Charter requires the affirmative vote of the holders of at least 66 2∕3% of the voting power of all then outstanding shares of capital stock of the Company entitled to vote generally in the election of directors, voting together as a single class, to amend, alter or repeal any provision of the Restated Charter.
Amendments to Restated Bylaws
The Restated Bylaws are subject to amendment, alteration or repeal by the stockholders of the Company by the affirmative vote of the holders of at least 66 2∕3% of the voting power of all then outstanding shares of capital stock of the Company entitled to vote generally in the election of directors, voting together as a single class. Additionally, the Board has the power to amend, alter or repeal the Restated Bylaws.

Advance Notice Requirements for Stockholder Proposals and Director Nominations
The Restated Bylaws provide advance notice requirements for stockholders seeking to bring business before meetings of stockholders or to nominate candidates for election as directors at meetings of stockholders. The Restated Bylaws also specify certain requirements regarding the form and content of the stockholders’ notices. These provisions may deter takeovers by requiring that any stockholder wishing to conduct a proxy contest have its position solidified well in advance of the meeting at which directors are to be elected and by providing the incumbent Board with sufficient notice to allow them to put an election strategy in place.
Limitation of Liability and Indemnification
Our Restated Charter provides that no director or officer of the Company shall have any personal liability to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, to the fullest extent permitted by law. In addition, the Company is required to indemnify its directors and officers to the fullest extent permitted by the law. A director’s right to indemnification includes the right to be paid by the Company the expenses incurred in defending or otherwise participating in any proceeding in advance of its final disposition, but only if such director presents to the Company a written undertaking to repay such amount if it shall ultimately be determined that such director is not entitled to be indemnified by the Company. Notwithstanding the foregoing, except for proceedings to enforce any director’s or officer’s rights to indemnification or any director’s rights to advancement of expenses, the Company shall not be obligated to indemnify any director or officer, or advance expenses of any director, in connection with any proceeding initiated by such person unless such proceeding was authorized by the Board. These rights are not exclusive of any rights to which any such persons may otherwise be or become entitled.
Delaware Anti-Takeover Law
The Company is subject to Section 203 of the DGCL (“Section 203”). Under this provision, we may not engage in any “business combination” with any interested stockholder for a period of three years following the date the stockholder became an interested stockholder, unless: (i) prior to that date, our Board of Directors approved either the business combination or the transaction that resulted in the stockholder becoming an interested stockholder; (ii) upon completion of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock outstanding at the time the transaction began; or (iii) on or following that date, the business combination is approved by our Board of Directors and authorized at an annual or special meeting of stockholders by the affirmative vote of at least two-thirds of the outstanding voting stock that is not owned by the interested stockholder.
Section 203 defines “business combination” to include, subject to limited exceptions: (i) any merger or consolidation involving the corporation and the interested stockholder; (ii) any sale, transfer, pledge or other disposition of 10% or more of the assets of the corporation involving the interested stockholder; (iii) any transaction that results in the issuance or transfer by the corporation of any stock of the corporation to the interested stockholder; (iv) any transaction involving the corporation that has the effect of increasing the proportionate share of the stock of any class or series of the corporation beneficially owned by the interested stockholder; or (v) the receipt by the interested stockholder of the benefit of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation.
In general, Section 203 defines an “interested stockholder” as any entity or person beneficially owning 15% or more of the outstanding voting stock of the corporation and any entity or person affiliated with or controlling or controlled by the entity or person.
The restrictions of Section 203 do not apply to corporations that have elected, in the manner provided therein, not to be subject to Section 203. The Company has not made such an election. Accordingly, the Company would be subject to Section 203 in the event of a business combination.
Listing
The Common Shares are, and after effectiveness of the Restated Charter will be, listed on the Nasdaq Global Select Market under the symbol “CALM.”
The Class A Shares are not listed on any securities exchange.

Transfer Agent
Computershare Trust Company of Louisville, Kentucky is the Transfer Agent and Registrar for our Common Shares.
NO APPRAISAL OR DISSENTERS’ RIGHTS
The holders of the Company’s Common Shares and Class A Shares are not entitled to appraisal or dissenters’ rights in connection with the Restated Charter.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS
The following table sets forth information as to the beneficial ownership of our Common Shares and Class A Shares as of February 28, 2025, unless otherwise indicated, by:
•	each person known by us to beneficially own more than 5% of either class outstanding; and
•	each director of the Company, each of our named executive officers and by all directors and executive officers as a group.
As of February 28, 2025, there were 44,245,955 issued and outstanding Common Shares and 4,800,000 issued and outstanding Class A Shares, representing a total voting power of 92,245,955 total votes.

Name of Beneficial Owner(1)	Common Shares and Class A Shares				Percentage of Total Voting Power(3)
	Number of Shares Beneficially Owned(2)		Percentage of Class Outstanding
	Common	Class A	Common	Class A
Adolphus B. Baker(4)	1,621,811	4,800,000	3.7%	100.0%	53.8%
DLNL, LLC(5)	1,087,956	4,800,000	2.5%	100.0%	53.2%
Max P. Bowman(6)	15,870	—	*	—%	*
Robert L. Holladay, Jr.(7)	22,840	—	*	—%	*
Letitia C. Hughes(8)	43,743	—	*	—%	*
Sherman L. Miller(9)	30,649	—	*	—%	*
James E. Poole(10)	10,243	—	*	—%	*
Steve W. Sanders(11)	26,402	—	*	—%	*
Michael T. Walters(12)	12,636	—	*	—%	*
Camille S. Young(13)	8,621	—	*	—%	*
BlackRock, Inc.(14)	6,714,394	—	15.2%	—%	7.3%
The Vanguard Group(15)	4,771,655	—	10.8%	—%	5.2%
Dimensional Fund Advisors LP(16)	2,438,372	—	5.5%	—%	2.6%
All directors and executive officers as a group (10 persons)(17)	1,797,688	4,800,000	4.1%	100%	54.0%

*	Less than 1%
(1)	Unless otherwise set forth in the footnotes below, the mailing address of each beneficial owner is Cal-Maine Foods, Inc., 1052 Highland Colony Parkway, Suite 200, Ridgeland, Mississippi 39157.
(2)
The information as to beneficial ownership is based on information known to us or statements furnished to us by the beneficial owners. As used in this table, “beneficial ownership” has the meaning given in Rule 13d-3 under the Exchange Act, i.e., the sole or shared power to vote or to direct the voting of a security, or the sole or shared investment power with respect to a security (the power to dispose of or to direct the disposition of a security). For purposes of this table, a person is deemed as of any date to have “beneficial ownership” of any security that such person has the right to acquire within 60 days of such date.

(3)
Percentage of total voting power represents voting power with respect to all of our Common Shares and Class A Shares, voting together as a single class. Each Common Share is entitled to one vote and each Class A Share is entitled to ten votes. Class A Shares are automatically converted into Common Shares on a share per share basis in the event the beneficial or record ownership of any such Class A Share is transferred to any person or entity other than the “Immediate Family Members” of our late founder and Chairman Emeritus, Mr. Fred R. Adams, Jr. or “Permitted Transferees,” each as defined in the Current Charter. Each Class A Share is convertible, at the option of its holder, into one Common Share at any time.

(4)
Mr. Baker is Board Chair, a director and an executive officer. In addition to the shares beneficially owned by Mr. Baker indirectly through Daughters’ LLC (see Note 5 below), Mr. Baker’s beneficial ownership includes direct sole ownership of 145,266 Common Shares. He also shares direct ownership of an additional 46 Common Shares with his wife, as joint tenants in common, with respect to which he has shared voting and dispositive power. Mr. Baker also beneficially owns 147,409 Common Shares through the Company’s KSOP. He also owns 4,743 Common Shares as unvested restricted stock, with respect to which he has sole voting power and no dispositive power.

Mr. Baker’s share amounts in the table above also include Common Shares owned solely by Mr. Baker’s spouse, Dinnette Baker, outside of her indirect beneficial ownership through Daughters’ LLC (See Note 5 below). Mr. Baker’s wife’s beneficial ownership includes direct sole ownership of 230,570 Common Shares, as well as 5,821 Common Shares through the Company’s KSOP. Mr. Baker disclaims beneficial ownership of those shares.

(5)
Such shares are held of record by Daughters’ LLC. The members of Daughters’ LLC are Mr. Baker, his spouse Dinnette Baker, and her three sisters (Mr. Adams’ four daughters). Mr. Baker holds 1,309,245 Class A Units in Daughters’ LLC (representing indirect beneficial ownership in 1,309,245 of the Class A Shares held by Daughters’ LLC). Mr. Baker’s wife holds 1,090,755 Class A Units and 56,595 Common Units (representing indirect beneficial ownership in 1,090,755 of the Class A Shares and 56,595 of the Common Shares, respectively, held by Daughters’ LLC).

As sole managing member of Daughters’ LLC, Mr. Baker controls the vote of 100% of our outstanding Class A Shares, except that certain extraordinary matters requiring the vote of the Company’s stockholders such as a merger or amendment of the Current Charter require joint approval of Mr. Baker and members of Daughters’ LLC holding a majority of its voting interests. Mr. Baker’s aggregate percentage of total voting power is 53.8%. None of the Daughters’ LLC members have the right to redeem any Class A Units in exchange for Class A Shares or to transfer any Common Shares or Class A Shares beneficially owned by that member indirectly through Daughters’ LLC.
Under the terms of the Daughters’ LLC Amendment, after the Class A Conversion, each member will be entitled to redeem his or her Common Units (including Common Units received in exchange for Class A Units when the Class A Conversion occurs) for an equal number of Common Shares in order, to among other things, contribute those shares to a charitable donor advised fund or to sell those shares in accordance with his or her registration rights under the Conversion Agreement during the period those registration rights remain in effect.
(6)
Mr. Bowman is a director and is our Vice President – Chief Financial Officer, Treasurer, and Secretary. Includes 1,384 Common Shares accumulated under his KSOP account and 5,781 unvested restricted Common Shares.

(7)	Mr. Holladay is our Vice President – General Counsel. Includes 5,762 Common Shares accumulated under his KSOP account and 5,089 unvested restricted Common Shares.
(8)
Ms. Hughes is a director. Includes 4,743 unvested restricted Common Shares. Ms. Hughes has pledged an account that holds 39,000 Common Shares as well as other assets to secure a line of credit. Ms. Hughes has established that she has the financial capacity, including the other assets in the account, to repay the line of credit without resorting to the pledged shares.

(9)
Mr. Miller is a director and is our President and Chief Executive Officer. Includes 1,390 Common Shares accumulated under his spouse’s KSOP account as to which Mr. Miller disclaims beneficial ownership, 5,360 Common Shares accumulated under Mr. Miller’s KSOP account, and 7,371 unvested restricted Common Shares.

(10)	Mr. Poole is a director. Includes 4,743 shares of unvested restricted Common Shares.
(11)	Mr. Sanders is a director. Includes 4,743 unvested restricted Common Shares.
(12)	Mr. Walters is our Vice President – Operations and Chief Operating Officer. Includes 6,866 Common Shares accumulated under Mr. Walters’ KSOP account, and 3,862 unvested restricted Common Shares.
(13)	Ms. Young is a director. Includes 4,743 unvested restricted Common Shares.
(14)
This information is based solely on a Schedule 13G/A filed with the SEC on January 22, 2024, by BlackRock, Inc. (“BlackRock”). The Schedule 13G/A reports that BlackRock has sole voting power over 6,597,908 of such shares and sole dispositive power over 6,714,394 of such shares. BlackRock’s address is 50 Hudson Yards, New York, NY 10001.

(15)
This information is based solely on a Schedule 13G/A filed with the SEC on February 13, 2024, by The Vanguard Group (“Vanguard”). The Schedule 13G/A reports that Vanguard has shared voting power over 74,163 of such shares, sole dispositive power over 4,654,752 of such shares, and shared dispositive power over 116,903 of such shares. Vanguard’s address is 100 Vanguard Blvd., Malvern, PA 19355.

(16)
This information is based solely on a Schedule 13G filed with the SEC on February 9, 2024 by Dimensional Fund Advisors LP (“Dimensional”). The Schedule 13G reports that Dimensional has sole voting power over 2,384,126 shares and sole dispositive power over 2,438,372 shares. Dimensional’s address is 6300 Bee Caves Road, Building One, Austin, TX 78746.

(17)	Includes Common Shares accumulated under the KSOP. Also includes Common Shares as to which Messrs. Baker and Miller disclaim beneficial ownership, as described in Notes (4) and (9) above.

OTHER MATTERS
No matters other than those discussed in this Information Statement are contained in the Majority Written Consent. No security holder has requested the Company to include any proposal in this Information Statement.
HOUSEHOLDING
We have adopted a procedure approved by the SEC called “householding.” Under this procedure, we will deliver only one copy of this Information Statement to stockholders who have the same address and last name unless one or more of these stockholders notifies us that they wish to receive individual copies. If you want to receive separate copies of this Information Statement, or if you do not wish to participate in householding in the future, or if any stockholders sharing an address are receiving multiple copies of this Information Statement and would like to request delivery of a single copy, you can make these requests through the following sources:
•
Stockholders of record should contact the Company’s Secretary in writing or by telephone at Cal-Maine Foods, Inc., ATTN: Max P. Bowman, Secretary, 1052 Highland Colony Pkwy, Suite 200, Ridgeland, MS 39157, telephone number (601) 948-6813.

•	Stockholders who are beneficial owners should contact their bank, broker or other nominee record holder.
WHERE YOU CAN FIND MORE INFORMATION
We maintain a website at www.calmainefoods.com where general information about our business and corporate governance matters is available. The information contained in our website is not a part of this Information Statement. Our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, proxy statements, and all amendments to those reports filed or furnished pursuant to Section 13(a), 14 or 15(d) of the Exchange Act are available, free of charge, through our website as soon as reasonably practicable after we file them with, or furnish them to, the SEC. In addition, the SEC maintains a website at www.sec.gov that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC.
DOCUMENTS INCORPORATED BY REFERENCE
Statements contained in this Information Statement, or in any document incorporated in this Information Statement by reference regarding the contents of any contract or other document, are not necessarily complete and each such statement is qualified in its entirety by reference to that contract or other document filed as an exhibit with the SEC. The SEC allows us to “incorporate by reference” information into this Information Statement. This means that we can disclose important information by referring to another document filed separately with the SEC. The information incorporated by reference is considered to be part of this Information Statement. This Information Statement and the information that we later file with the SEC may update and supersede the information incorporated by reference. Similarly, the information that we later file with the SEC may update and supersede the information in this Information Statement. We also incorporate by reference into this Information Statement the following documents filed by us with the SEC under the Exchange Act and any documents filed by us pursuant to Section 13(a), 14 or 15(d) of the Exchange Act after the date of this Information Statement (but only if we are not incorporating by reference any information furnished to, but not filed with, the SEC):
•	our Annual Report on Form 10-K for the fiscal year ended June 1, 2024;
•	our Quarterly Reports on Form 10-Q for the quarters ended August 31, 2024 and November 30, 2024; and
•	our Current Reports on Form 8-K filed on September 9, 2024, October 4, 2024, and February 25, 2025.
The information contained in this Information Statement speaks only as of the date indicated on the cover of this Information Statement unless the information specifically indicates that another date applies.

We have not authorized anyone to give you any information or to make any representation about the Restated Charter, the Transactions or Cal-Maine that is different from or adds to the information contained in this Information Statement or in the documents we have publicly filed with the SEC. Therefore, if anyone does give you any different or additional information, you should not rely on it.

By order of the Board of Directors,

Max P. Bowman
Chief Financial Officer, Secretary and Director

March 7, 2025
Ridgeland, Mississippi

ANNEX A

RESTATED CHARTER
THIRD AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
CAL-MAINE FOODS, INC.
Cal-Maine Foods, Inc. (the “Corporation”), a corporation organized and existing under and pursuant to the provisions of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify as follows:
FIRST: The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on September 10, 1969; the Amended and Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on October 3, 1996; the Second Amended and Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on July 20, 2018; and a Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on October 4, 2024.
SECOND: This Third Amended and Restated Certificate of Incorporation was duly adopted in accordance with Sections 242 and 245 of the DGCL and was duly approved by the written consent of the stockholders of the Corporation in accordance with Section 228 of the DGCL.
THIRD: This Third Amended and Restated Certificate of Incorporation shall become effective upon filing with the Secretary of State of the State of Delaware.
The Corporation hereby restates and integrates and further amends the Second Amended and Restated Certificate of Incorporation, as amended, of the Corporation by revising such document in its entirety as follows:
ARTICLE I
NAME
The name of the Corporation is CAL-MAINE FOODS, INC.
ARTICLE II
REGISTERED OFFICE
The name of its registered agent is The Corporation Service Company. The address of such registered office in the State of Delaware is 251 Little Falls Drive, Wilmington, Delaware 19808, in the County of New Castle.
ARTICLE III
PURPOSE
The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL.
ARTICLE IV
CAPITAL STOCK
1. Authorized Capital Stock. The amount of capital stock that the Corporation is authorized to issue shall be 134,800,000 shares of Capital Stock and shall consist of (a) 120,000,000 shares of common stock with a par value of $0.01 per share (the “Common Stock”), (b) 10,000,000 shares of preferred stock with a par value of $0.01 per share (the “Preferred Stock”) and (c) 4,800,000 shares of Class A Common Stock with a par value of $0.01 per share.
2. Increase or Decrease in Authorized Preferred Stock. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority in voting power of the stock of the Corporation entitled to vote generally in the election of directors, irrespective of the provisions of Section 242(b)(2) of the DGCL (or any successor provision thereto), voting together as a single class, without a separate vote of the holders of the Preferred Stock , unless a vote by any holders of one or more series of Preferred Stock is required by the express terms of any series of Preferred Stock as provided for or fixed pursuant to the provisions of Article IV, Section 4 of this amended and restated certificate of incorporation of the Corporation (as further amended from time to time in accordance with the provisions hereof and including, without limitation, the terms of any certificate of designation with respect to any series of Preferred Stock, this “Certificate of Incorporation”).
3. Common Stock.
(a) The holders of shares of Common Stock shall be entitled to one vote for each such share on each matter properly submitted to the stockholders of the Corporation on which the holders of shares of Common Stock are entitled to vote. The holders of shares of Common Stock shall not have cumulative voting rights. Except as otherwise required by law or this Certificate of Incorporation, and subject to the rights of the holders of shares of Preferred Stock, if any, at any annual or special meeting of the stockholders of the Corporation, the holders of shares of Common Stock shall have the right to vote for the election of directors and on all other matters properly submitted to a vote of the stockholders; provided, however, that, except as otherwise required by law, holders of shares of Common Stock shall not be entitled to vote on any amendment to this Certificate of Incorporation that relates solely to the terms, number of shares, powers, designations, preferences or relative, participating, optional or other special rights (including, without limitation, voting rights), or to qualifications, limitations or restrictions thereof, of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Incorporation or pursuant to the DGCL.
(b) Except as otherwise required by law or this Certificate of Incorporation, and subject to the rights of the holders of shares of Preferred Stock, the holders of shares of Common Stock shall be entitled to receive such dividends and other distributions (payable in cash, property or capital stock of the Corporation) when, as and if declared thereon by the board of directors of the Corporation (the “Board”) from time to time out of any assets or funds of the Corporation legally available therefor and shall share equally on a per share basis in such dividends and distributions.
(c) Except as otherwise required by law or this Certificate of Incorporation, in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation, and subject to the rights of the holders of shares of Preferred Stock in respect thereof, the holders of shares of Common Stock shall be entitled to receive all of the remaining assets of the Corporation available for distribution to its stockholders, ratably in proportion to the number of shares of Common Stock held by them.
4. Preferred Stock.
(a) The Board is expressly authorized to issue from time to time shares of Preferred Stock in one or more series pursuant to a resolution or resolutions providing for such issue duly adopted by the Board. The Board is further authorized, subject to limitations prescribed by law, to fix by resolution or resolutions and to set forth in a certification of designation filed pursuant to the DGCL the powers, designations, preferences and relative, participating, optional or other special rights, if any, and the qualifications, limitations or restrictions thereof, if any, of any wholly unissued series of Preferred Stock, including, without limitation, dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including, without limitation, sinking fund provisions), redemption price or prices and liquidation preferences of any such series, and the number of shares constituting any such series and the designation thereof, or any of the foregoing.
(b) The Board is further authorized to increase (but not above the total number of authorized shares of the class) or decrease (but not below the number of shares of any such series then outstanding) the number of shares of any series of Preferred Stock, the number of which was fixed by it, subsequent to the issuance of shares of such series then outstanding, subject to the powers, preferences and rights, and the qualifications, limitations and restrictions thereof, stated in this Certificate of Incorporation or the resolution of the Board originally fixing the number of shares of such series. If the number of shares of any series of Preferred Stock is so decreased, then the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.
5. Class A Common Stock. As long as any shares of Class A Common Stock are issued and outstanding, the powers, designations, preferences or relative, participating, optional or other special rights (including, without limitation, voting rights) of the Common Stock shall be subject to the powers, designations, preferences or relative, participating, optional or other special rights (including, without limitation, voting rights) of the Class A Common Stock, as described in this Article IV, Section 5 and, if applicable, elsewhere in this Certificate of Incorporation. At the earliest date that no shares of Class A Common Stock are issued or outstanding, the provisions of this Article IV, Section 5 shall terminate and cease to be of any further force or effect.
(a) The holders of shares of Class A Common Stock shall not have cumulative voting rights.
(b) Each share of Class A Common Stock shall have ten votes per share on all matters that may be submitted to a vote or consent of the stockholders.
(c) Except as otherwise provided herein or required by law, the Common Stock and the Class A Common Stock shall together vote as a class, except that the holders of Common Stock shall have one vote per share and the holders of Class A Common Stock shall have ten votes per share.
(d) Anything herein to the contrary notwithstanding, the holders of Common Stock shall have exclusive voting power on all matters at any time when no shares of Class A Common Stock are issued and outstanding, and the holders of the Class A Common Stock will have the exclusive voting power on all matters at any time when no shares of the Common Stock are issued and outstanding.
(e) Except as otherwise provided herein or required by applicable law, shares of Common Stock and Class A Common Stock shall have the same rights and powers, rank equally (including as to dividends and distributions, and upon any liquidation, dissolution or winding up of the Corporation), share ratably and be identical in all respects and as to all matters.
(f) Shares of Common Stock and Class A Common Stock shall be treated equally, identically and ratably, on a per share basis, with respect to any dividends or distributions as may be declared and paid from time to time by the Board out of any assets of the Corporation legally available therefor; provided, however, that in the event a dividend is paid in the form of shares of Capital Stock (or rights to acquire such shares), then holders of Common Stock shall receive shares of Common Stock (or rights to acquire such shares, as the case may be) and holders of Class A Common Stock shall receive shares of Class A Common Stock (or rights to acquire such shares, as the case may be), with holders of shares of Common Stock and Class A Common Stock receiving, on a per share basis, an identical number of shares of Common Stock or Class A Common Stock, as applicable. Notwithstanding the foregoing, the Board may pay or make a disparate dividend or distribution per share of Common Stock or Class A Common Stock (whether in the amount of such dividend or distribution payable per share, the form in which such dividend or distribution is payable, the timing of the payment, or otherwise) if such disparate dividend or distribution is approved in advance by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock and Class A Common Stock, each voting separately as a class.
(g) Shares of Common Stock or Class A Common Stock may not be subdivided, combined or reclassified unless the shares of the other class are concurrently therewith proportionately subdivided, combined or reclassified in a manner that maintains the same proportionate equity ownership between the holders of the outstanding Common Stock and Class A Common Stock on the record date for such subdivision, combination or reclassification; provided, however, that shares of one such class may be subdivided, combined or reclassified in a different or disproportionate manner if such subdivision, combination or reclassification is approved in advance by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock and Class A Common Stock, each voting separately as a class.
(h) In the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation, and subject to the rights of the holders of shares of Preferred Stock in respect thereof, the holders of shares of Common Stock and Class A Common Stock shall be entitled to receive all of the remaining assets of the Corporation available for distribution to its stockholders, ratably in proportion to the number of shares of Common Stock or Class A Common Stock, as applicable, held by them, unless disparate or different treatment of the shares of each such class with respect to distributions upon any such liquidation, dissolution or winding up is approved in advance by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock and Class A Common Stock, each voting separately as a class.
(i) In the event of (i) a merger, consolidation or other business combination requiring the approval of the holders of the Corporation’s capital stock entitled to vote thereon, (ii) a tender or exchange offer to acquire any shares of Common Stock or Class A Common Stock by an third party pursuant to an agreement to which the

Corporation is a party, or (iii) a tender or exchange offer to acquire any shares of Common Stock or Class A Common Stock by the Corporation, holders of the Common Stock and the Class A Common Stock shall have the right to receive, or the right to elect to receive, the same form and amount of consideration on a per share basis.
(j) The holders of record of Class A Common Stock may at any time convert any whole number or all of such holder’s shares of Class A Common Stock into fully paid and non-assessable shares of Common Stock of the Corporation at the rate (subject to adjustment as hereinafter provided) of one share of Common Stock for each share of Class A Common Stock converted. Such conversion shall be effected by the holder of Class A Common Stock surrendering such Class A Common Stock certificate or certificates to be converted, duly endorsed, at the office of the Corporation or at any transfer agent for the Corporation or for the Class A Common Stock together with a written election to the Corporation at such office that the holder thereof elects to convert all or the specified number of shares of Class A Common Stock into Common Stock and specifying the name or names in which the holder desires the certificate or certificates for such shares of Common Stock to be issued. Upon conversion, the Corporation shall issue and deliver to such holder or holders, nominee or nominees, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled. Such conversion shall be deemed to have been made at the close of business on the day of presentation for conversion and the person or persons entitled to receive the shares of Common Stock as a result of such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.
(k) Before any shares of Common Stock shall be delivered upon conversion, the holders of shares of Class A Common Stock whose shares are being converted into Common Stock shall deliver the certificate or certificates representing such shares to the Corporation or its duly authorized agent (or if such certificates have been lost, stolen, or destroyed, the holder thereof shall execute an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in relation to such conversion) specifying the place where the Common Stock issued in conversion thereof shall be sent. The endorsement of the certificate or certificates of Class A Common Stock to be converted into Common Stock shall be in form satisfactory to the Corporation or its agent, as the case may be.
(l) The number of shares of Common Stock into which the shares of Class A Common Stock may be converted shall be subject to adjustment from time to time in the event of any capital reorganization, reclassification of stock of the Corporation or consolidation or merger of the Corporation with or into another corporation. Each share of the Class A Common Stock shall thereafter be convertible into such kind and amount of securities or other assets or both as are issuable or distributable in respect to the number of shares of Common Stock into which each share of Class A Common Stock is convertible immediately prior to such reorganization, reclassification, consolidation or merger. In any such case, appropriate adjustments shall be made by the Board in the application of the provisions herein set forth with respect to the rights and interests thereafter of the holders of Class A Common Stock such that the provisions set forth herein (including provisions for adjustment of the conversion rate) shall thereafter be applicable, as nearly as reasonably may be possible in relation to any securities or other assets thereafter deliverable upon conversion of the Class A Common Stock.
(m) The Corporation shall at all times reserve and keep available out of the authorized and unissued shares of Common Stock, solely for the purpose of effecting the conversion of the outstanding Class A Common Stock, such number of the shares of Common Stock as shall from time to time be sufficient to effect conversion of all outstanding Class A Common Stock and if, at any time, the number of authorized and unissued shares of Common Stock shall not be sufficient to effect conversion of the then outstanding Class A Common Stock, the Corporation shall take such action as may be necessary to increase the number of authorized and unissued shares of Common Stock to such number shall be sufficient for such purposes.
(n) The Class A Common Stock may be issued only to Fred R. Adams, Jr., his Immediate Family Members and any Permitted Transferee.
(o) As used herein “Immediate Family Members” is defined as Fred R. Adams, Jr., his spouse, his natural children, his sons-in-law, and his grandchildren, including the estates of all of such persons. For purposes of the foregoing, the estate of a person shall include only such person’s estate, and a person who receives a distribution from such estate shall not be an Immediate Family Member unless such person is otherwise included in the foregoing definition of Immediate Family Member.

(p) As used herein “Permitted Transferee” includes:
(i) an Immediate Family Member;
(ii) a trust held for the sole or primary benefit of one or more Immediate Family Members or Permitted Transferees, including any trustee in such trustee’s capacity as such; provided, however, that if a trust is not for the sole benefit of one or more Immediate Family Members or Permitted Transferees, an Immediate Family Member or Permitted Transferee must retain sole dispositive and exclusive power to direct the voting of the shares of Class A Common Stock held by such trust; provided further that in the event an Immediate Family Member or Permitted Transferee ceases to retain sole dispositive and exclusive power to direct the voting of the shares of Class A Common Stock held by such trust, each share of Class A Common Stock held by such trust shall automatically be converted into one fully paid and non-assessable share of Common Stock without any further action by the Corporation or any holder of Class A Common Stock;
(iii) a corporation, limited liability company or partnership, including but not limited to, a family limited partnership or similar limited liability company or corporation, or a single member limited liability company, but only if all of the equity interest in such entity is owned, directly or indirectly, by one or more Immediate Family Members or Permitted Transferees and an Immediate Family Member or Permitted Transferee retains sole dispositive and exclusive power to direct the voting of the shares of Class A Common Stock held by such entity; provided, however, that in the event an Immediate Family Member or Permitted Transferee ceases to retain sole dispositive and exclusive power to direct the voting of the shares of Class A Common Stock held by such entity, each share of Class A Common Stock held by such entity shall automatically be converted into one fully paid and non-assessable share of Common Stock without any further action by the Corporation or any holder of Class A Common Stock;
(iv) an Individual Retirement Account, as defined in Section 408(a) of the Internal Revenue Code, or a pension, profit sharing, stock bonus or other type of plan or trust of which an Immediate Family Member or Permitted Transferee is a participant or beneficiary and which satisfies the requirements for qualification under Section 401 of the Internal Revenue Code, but only if, in each case, an Immediate Family Member or Permitted Transferee retains sole dispositive and exclusive power to direct the voting of the shares of Class A Common Stock held by such account, plan or trust; provided, however, that in the event an Immediate Family Member or Permitted Transferee ceases to retain sole dispositive and exclusive power to direct the voting of the shares of Class A Common Stock held by such account, plan or trust, each share of Class A Common Stock held by such account, plan or trust shall automatically be converted into one fully paid and non-assessable share of Common Stock without any further action by the Corporation or any holder of Class A Common Stock; or
(v) any guardianship, conservatorship or custodianship for the benefit of an Immediate Family Member who has been adjudged disabled, incapacitated, incompetent or otherwise unable to manage his or her own affairs by a court of competent jurisdiction, including any guardian, conservator or custodian in such guardian’s, conservator’s or custodian’s capacity as such.
(q) In the event that beneficial or record interest in any shares of Class A Common Stock shall be transferred, sold, assigned, conveyed, hypothecated, gifted or otherwise disposed of or transferred, whether or not for value and whether voluntary or involuntary or by operation of law or intestacy, to, or in the event any shares of Class A Common Stock, by operation of law or otherwise, are (or shall be deemed to be) owned by, any person or entity other than an Immediate Family Member or Permitted Transferee, each such share of Class A Common Stock shall automatically be converted into one fully paid and non-assessable share of Common Stock without any further action by the Corporation or any holder of Class A Common Stock. For the avoidance of doubt, a “transfer” shall also include, without limitation, a transfer of shares of Class A Common Stock to a broker or other nominee (regardless of whether or not there is a corresponding change in beneficial ownership), or the transfer of, or entering into a binding agreement with respect to, the power to vote or direct the vote of any shares of Class A Common Stock by proxy or otherwise; provided, however, that granting a proxy to officers or directors of the Corporation at the request of the Board in connection with actions to be taken at an annual or special meeting of stockholder shall not be considered a “transfer.”

(r) For the avoidance of doubt, no “transfer” shall be deemed to have resulted from, and no conversion of Class A Common Stock into Common Stock shall occur as a result of, any person’s entry into that certain Amended and Restated Memorandum of Understanding dated May 14, 2018 or the transaction documents contemplated thereby.
(s) At such time as less than 4,300,000 shares of Class A Common Stock, or less than 4,600,000 shares of Class A Common Stock and Common Stock in the aggregate, (such amounts to be adjusted from time to time for subdivisions, combinations, stock splits and pro rata stock dividends), are beneficially owned by Immediate Family Members or Permitted Transferees, then each outstanding share of Class A Common Stock shall automatically be converted into one validly issued and non-assessable share of Common Stock without any further action by the Corporation or any holder of Class A Common Stock.
(t) No shares of Class A Common Stock acquired by the Corporation by reason of redemption, purchase, conversion or otherwise shall be reissued and all such shares shall be cancelled, retired and eliminated from the shares that the Corporation shall be authorized to issue.
(u) The holder of shares of Class A Common Stock of the Corporation may pledge or otherwise utilize Class A Common Stock as security for an obligation of a holder of such stock. Such pledge or utilization shall not be considered as a transfer of ownership for the purposes of determining eligibility of ownership of the Class A Common Stock until the beneficial ownership of any such pledged or hypothecated stock is transferred of record to a person or entity who is not an Immediate Family Member or Permitted Transferee.
(v) Conversion into Common Stock shall be deemed to have occurred (whether or not certificates representing such shares are surrendered) as of the close of business on the date of transfer and the person or persons (including any entity or entities) entitled to receive shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.
(w) The Corporation shall pay any and all taxes or other fees payable in respect of the issuance and delivery of shares of Common Stock issuable as a result of the conversion of Class A Common Stock unless the issuance of Common Stock results from the transfer of Class A Common Stock to a person or entity not entitled to the ownership thereof.
(x) So long as any shares of Class A Common Stock are outstanding, the Corporation shall not, without first obtaining the approval by vote or written consent in the manner provided by law of the holders of not less than 66 2∕3% of the total number of shares of Class A Common Stock outstanding, voting separately as a class, (1) alter or change the rights or privileges of Class A Common Stock, (2) amend any provision of this Article IV, Section 5 affecting the Class A Common Stock or (3) effect any re-classification or re-capitalization of the Corporation’s outstanding capital stock.
(y) Shares of Class A Common Stock may be issued to any party eligible to own such stock for such consideration, in an amount not less than the par value thereof, as the Board shall determine to be adequate, including without limitation, shares of the Corporation’s Common Stock on a share for share basis.
ARTICLE V
BOARD OF DIRECTORS
1. General Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board.
2. Number of Directors; Election; Term.
(a) The number of directors that shall constitute the entire Board shall not be less than three nor more than twelve. Within such limit, the number of members of the entire Board shall be fixed, from time to time, exclusively by the Board in accordance with the bylaws of the Corporation (as amended from time to time in accordance with the provisions hereof and thereof, the “Bylaws”), subject to the rights of holders of any series of Preferred Stock with respect to the election of directors, if any.
(b) Subject to the rights of holders of any series of Preferred Stock with respect to the election of directors, the directors of the Corporation shall be divided into three classes as nearly equal in number as is practicable, hereby designated Class I, Class II and Class III. The Board is authorized to assign members of the

Board already in office to such classes. The term of office of the initial Class I directors shall expire upon the election of directors at the first annual meeting of stockholders following the effectiveness of this Article V; the term of office of the initial Class II directors shall expire upon the election of directors at the second annual meeting of stockholders following the effectiveness of this Article V; and the term of office of the initial Class III directors shall expire upon the election of directors at the third annual meeting of stockholders following the effectiveness of this Article V. At each annual meeting of stockholders, commencing with the first annual meeting of stockholders following the effectiveness of this Article V, each of the successors elected to replace the directors of a class whose term shall have expired at such annual meeting shall be elected to hold office until the third annual meeting next succeeding his or her election and until his or her respective successor shall have been duly elected and qualified. Subject to the rights of holders of any series of Preferred Stock with respect to the election of directors, if the number of directors that constitutes the Board is changed, any newly created directorships or decrease in directorships shall be so apportioned by the Board among the classes as to make all classes as nearly equal in number as is practicable; provided, however, that no decrease in the number of directors constituting the Board shall shorten the term of any incumbent director.
(c) Subject to the rights of holders of any series of Preferred Stock with respect to the election of directors, each director shall serve until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation or removal.
(d) Elections of directors need not be by written ballot unless the Bylaws shall so provide.
3. Removal. Subject to the rights of holders of any series of Preferred Stock with respect to the election of directors, a director may be removed from office by the stockholders of the Corporation only for cause and only by the affirmative vote of the holders of at least a majority of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.
4. Vacancies and Newly Created Directorships. Subject to the rights of holders of any series of Preferred Stock with respect to the election of directors, vacancies occurring on the Board for any reason and newly created directorships resulting from an increase in the number of directors may be filled only by vote of a majority of the remaining members of the Board, although less than a quorum, or by a sole remaining director, at any meeting of the Board and not by the stockholders. A person so elected by the Board to fill a vacancy or newly created directorship shall hold office until the next election of the class for which such person shall have been assigned by the Board and until such person’s successor shall be duly elected and qualified or until such director’s earlier death, resignation or removal.
ARTICLE VI
AMENDMENT OF BYLAWS
In furtherance and not in limitation of the powers conferred by statute, the Board is expressly authorized to adopt, amend, alter or repeal the Bylaws. The Bylaws may also be adopted, amended, altered or repealed by the stockholders of the Corporation by the affirmative vote of the holders of at least 66 2∕3% of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.
ARTICLE VII
STOCKHOLDERS
1. No Action by Written Consent of Stockholders. Except as otherwise expressly provided by the terms of any series of Preferred Stock permitting the holders of such series of Preferred Stock to act by written consent, any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of the stockholders of the Corporation and may not be effected by written consent in lieu of a meeting.
2. Special Meetings. Except as otherwise expressly provided by the terms of any series of Preferred Stock permitting the holders of such series of Preferred Stock to call a special meeting of the holders of such series, special meetings of the stockholders of the Corporation may be called only by the Board Chair or the Board, and the ability of the stockholders to call a special meeting of the stockholders is hereby specifically denied.

ARTICLE VIII
LIMITATION OF LIABILITY AND INDEMNIFICATION
1. Limitation of Personal Liability. No director or officer of the Corporation shall have any personal liability to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL, as it presently exists or may hereafter be amended from time to time. If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors or officers, then the liability of a director or officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended. For purposes of this Article VIII, Section 1, “officer” shall have the meaning provided in Section 102(b)(7) of the DGCL, as it presently exists or may hereafter be amended from time to time.
2. Indemnification and Advancement of Expenses. The Corporation shall indemnify its directors and officers to the fullest extent authorized or permitted by the DGCL, as now or hereafter in effect, and such right to indemnification shall continue as to a person who has ceased to be a director or officer of the Corporation and shall inure to the benefit of such person’s heirs, executors and personal and legal representatives. A director’s right to indemnification conferred by this Article VIII, Section 2 shall include the right to be paid by the Corporation the expenses incurred in defending or otherwise participating in any proceeding in advance of its final disposition, but only if such director presents to the Corporation a written undertaking to repay such amount if it shall ultimately be determined that such director is not entitled to be indemnified by the Corporation under this Article VIII or otherwise. Notwithstanding the foregoing, except for proceedings to enforce any director’s or officer’s rights to indemnification or any director’s rights to advancement of expenses, the Corporation shall not be obligated to indemnify any director or officer, or advance expenses of any director (or such director’s or officer’s heirs, executors or personal or legal representatives), in connection with any proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized by the Board.
3. Rights not Exclusive. The rights to indemnification and advancement of expenses conferred in Article VIII, Section 2 of this Certificate of Incorporation shall not be exclusive of, or be deemed in limitation of, any rights to which any person may otherwise be or become entitled or permitted under this Certificate of Incorporation, the Bylaws, any statute, agreement, vote of stockholders or disinterested directors or otherwise.
4. Insurance. To the fullest extent authorized or permitted by the DGCL, the Corporation may purchase and maintain insurance on behalf of any current or former director or officer of the Corporation against any liability asserted against such person, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of this Article VIII or otherwise.
5. Effect of Modifications. Any amendment, repeal or modification of any provision contained in this Article VIII shall, unless otherwise required by law, be prospective only (except to the extent such amendment or change in law permits the Corporation to further limit or eliminate the liability of directors or officers) and shall not adversely affect any right or protection of any current or former director or officer of the Corporation existing at the time of such amendment, repeal or modification with respect to any acts or omissions occurring prior to such amendment, repeal or modification.
ARTICLE IX
GENERAL
1. Forum for Certain Actions.
(a) Unless a majority of the Board, acting on behalf of the Corporation, consents in writing to the selection of an alternative forum (which consent may be given at any time, including during the pendency of litigation), the Court of Chancery of the State of Delaware (or, if the Court of Chancery does not have jurisdiction, another state court located within the State of Delaware or, if no state court located within the State of Delaware has jurisdiction, the federal district court for the District of Delaware), to the fullest extent permitted by law, shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation under Delaware law, (ii) any action asserting a claim of breach of a fiduciary duty owed by any current or former director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim against the Corporation or any of its directors, officers or other employees arising pursuant to any provision of the DGCL, this Certificate of Incorporation or the Bylaws (in each case, as may be amended from time to time), (iv) any action asserting a claim against the Corporation or any of its directors, officers or other employees governed by the internal affairs doctrine of the State of Delaware or (v) any other action asserting an “internal corporate claim,” as defined in Section 115 of the DGCL, in all cases subject to the court’s having personal jurisdiction over all indispensable parties named as defendants. Unless a majority of the Board, acting on behalf of the Corporation, consents in writing to the selection of an alternative forum (which consent may be given at any time, including during the pendency of litigation), the federal district courts of the United States of America, to the fullest extent permitted by law, shall be the sole and exclusive forum for the resolution of any action asserting a cause of action arising under the Securities Act of 1933, as amended.
(b) If any action the subject matter of which is within the scope of subparagraph (a) of this Article IX, Section 1 is filed in a court other than a court located within the State of Delaware (a “Foreign Action”) in the name of any stockholder, such stockholder shall be deemed to have consented to (i) the personal jurisdiction of the state and federal courts located within the State of Delaware in connection with any action brought in any such court to enforce subparagraph (a) of this Article IX, Section 1 (an “Enforcement Action”) and (ii) having service of process made upon such stockholder in any such Enforcement Action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder.
(c) If any provision of this Article IX, Section 1 shall be held to be invalid, illegal or unenforceable as applied to any person, entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provision in any other circumstance and of the remaining provisions of this Article IX, Section 1, and the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby.
(d) For the avoidance of doubt, any person or entity purchasing or otherwise acquiring or holding any interest in any security of the Corporation shall be deemed to have notice of and consented to the provisions of this Article IX, Section 1.
2. Amendment. The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by this Certificate of Incorporation and the DGCL, and all rights, preferences and privileges herein conferred upon stockholders of the Corporation by and pursuant to this Certificate of Incorporation in its present form or as hereafter amended are granted subject to the right reserved in this Article IX, Section 2. Notwithstanding any other provision of this Certificate of Incorporation, and in addition to any other vote that may be required by law, applicable stock exchange rule or the terms of any series of Preferred Stock, the affirmative vote of the holders of at least 66 2∕3% of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend, alter, repeal or adopt any provision of this Certificate of Incorporation.
3. Severability. If any provision or provisions of this Certificate of Incorporation shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever, the validity, legality and enforceability of such provision in any other circumstance and of the remaining provisions of this Certificate of Incorporation (including, without limitation, each portion of any Section, paragraph or subparagraph of this Certificate of Incorporation containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby.
IN WITNESS WHEREOF, this Third Amended and Restated Certificate of Incorporation has been signed by a duly authorized officer of the Corporation, as of the    day of   , 2025.

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